    As filed with the Securities and Exchange Commission on February 27, 2004
                                                      1933 Act File No. 33-19628
                                                      1940 Act File No. 811-3563
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 21
                             REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940
                         POST-EFFECTIVE AMENDMENT NO. 33

                          MONEY MARKET VARIABLE ACCOUNT
                           (Exact Name of Registrant)
                   Sun Life Assurance Company of Canada (U.S.)
                           (Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181 (617) 237-6030
          (Address of Insurance Company's Principal Executive Offices)

           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/ / on [DATE] pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(i)
/X/ on April 29, 2004 pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment
================================================================================

                     MONEY MARKET VARIABLE ACCOUNT ("MMVA")
                      HIGH YIELD VARIABLE ACCOUNT ("HYVA")
                 CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA")
                 GOVERNMENT SECURITIES VARIABLE ACCOUNT ("GSVA")
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT ("GGVA")
                     TOTAL RETURN VARIABLE ACCOUNT ("TRVA")
                    MANAGED SECTORS VARIABLE ACCOUNT ("MSVA")


                              CROSS REFERENCE SHEET


           (Pursuant to Rule 495(a) under The Securities Act of 1933)


    ITEM IN                                        LOCATION IN
FORM N-3, PART A                               PROSPECTUS; CAPTION
----------------                               -------------------

1      Cover Page                              Cover Page

2      Definitions                             Definitions

3      Synopsis                                Synopsis; Expense Summary

4      Condensed Financial Information         Condensed Financial Information

5      General Description of Registrant       A Word about the Company and the
       and Insurance Company                    Variable Accounts

6      Management                              Management of the Variable
                                                Accounts

7      Deductions and Expenses                 Contract Charges

8      General Description of Variable         Purchase Payments and Contract
        Annuity Contracts                       Values during Accumulation
                                                Period; Other Contractual
                                                Provisions

9      Annuity Period                          Annuity Provisions

10     Death Benefit                           Death Benefit

    ITEM IN                                        LOCATION IN
FORM N-3, PART A                               PROSPECTUS; CAPTION
----------------                               -------------------

11     Purchases and Contract Value            Purchase Payments and Contract
                                                Values during Accumulation
                                                Period

12     Redemptions                             Cash Withdrawals

13     Taxes                                   Federal Tax Status

14     Legal Proceedings                       Legal Proceedings

15     Table of Contents of the Statement      Table of Contents for Statement
         of Additional Information              of Additional Information

    ITEM IN                                        LOCATION IN STATEMENT OF
FORM N-3, PART B                               ADDITIONAL INFORMATION; CAPTION
----------------                               -------------------------------

16      Cover Page                             Cover Page

17      Table of Contents                      Table of Contents

18      General Information and History        General Information

19      Investment Objectives and Policies     The Variable Accounts' Investment
                                                Objectives, Policies and
                                                Restrictions; A Word about the
                                                Company and the Variable
                                                Accounts*

20      Management                             Management of the Variable
                                                Accounts

21      Investment Advisory and Other          Management of the Variable
        Services                                Accounts

22      Brokerage Allocation                   Management of the Variable
                                                Accounts

23      Purchase and Pricing of Securities     Purchase Payments and Contract
         being Offered                          Values duringAccumulation
                                                Period*

24      Underwriters                           Distribution of the Contracts

25      Calculation of Performance Data        Not Applicable

26      Annuity Payments                       Annuity Provisions

27      Financial Statements                   Accountants and Financial
                                                Statements

-------------------------
*     In the Prospectus

                                                                      PROSPECTUS

                                                                     MAY 1, 2004


                                    COMPASS 3

     Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and the variable accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").

     You may choose among seven variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the "Variable Accounts"), each of which is advised by our affiliate, Massachusetts Financial Services Company:

Money Market Variable Account ("MMVA")
High Yield Variable Account ("HYVA")
Capital Appreciation Variable Account ("CAVA")
Government Securities Variable Account ("GSVA")
Global Governments Variable Account ("GGVA")
Total Return Variable Account ("TRVA")
Managed Sectors Variable Account ("MSVA")

     The fixed account option pays interest at a guaranteed fixed rate.

     PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE VARIABLE ACCOUNTS.


     We have filed a Statement of Additional Information dated May 1, 2004 (the "SAI") with the Securities and Exchange Commission (the "SEC"). This SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy of the SAI without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

     THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE ACCOUNTS.


     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:


     ANNUITY SERVICE MAILING ADDRESS, C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. BOX 9133, WELLESLEY HILLS, MA 02481

                                TABLE OF CONTENTS


                                                                             PAGE
Definitions                                                                    2
Synopsis                                                                       3
Expense Summary                                                                4
Condensed Financial Information                                                6
Financial Statements                                                          16
A Word About the Company and the Variable Accounts                            16
Management of the Variable Accounts                                           35
Purchase Payments and Contract Values During Accumulation Period              36
Cash Withdrawals                                                              38
Death Benefit                                                                 40
Contract Charges                                                              41
Annuity Provisions                                                            43
Other Contract Provisions                                                     45
Federal Tax Status                                                            46
Distribution of the Contracts                                                 48
Legal Proceedings                                                             48
Owner Inquiries                                                               48
Table of Contents for Statement of Additional Information                     49
Appendix A--Investment Techniques and Practices                              A-1


                                   DEFINITIONS

     The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

     The terms "we" and "the Company" will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term "you" to refer to the Owner of the Contract.

ACCUMULATION ACCOUNT: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

ACCUMULATION PERIOD: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

ANNUITANT: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both
(1) yours if a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which we are to make the first annuity payment.

ANNUITY UNIT: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

BENEFICIARY: The person who has the right to the death benefit set forth in the Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we").

CONTRACT YEARS AND CONTRACT ANNIVERSARIES: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

FIXED ACCOUNT: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ANNUITY: An annuity with payments that do not vary as to dollar amount.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you".

PAYEE: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

PURCHASE PAYMENT (PAYMENT): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

VARIABLE ANNUITY: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

WE: Sun Life Assurance Company of Canada (U.S.).

YOU: The Owner of the Contract.

                                    SYNOPSIS

     You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 34). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page
36).

     We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 37 and 40, respectively).

     Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Federal Tax Status" on page 45).

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 38).

     On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 39).

     We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Accounts attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Accounts attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see "Mortality and Expense Risk Charge and Distribution Expense Charge" on page 40).

     We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company ("MFS" or the "Adviser"). These fees are based on the average daily net assets of each Variable Account (see "Management of the Variable Accounts" and "Investment Management Fees" on pages 33 and 40, respectively). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.

     We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 41).

     Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 41).

     If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase Payments you have made. State law may also require us to give you a longer "free look" period or allow you to return your Contract to your sales representative.

                                 EXPENSE SUMMARY

     The purpose of the following table and Examples is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.

                                                 MONEY      HIGH         CAPITAL     GOVERNMENT     TOTAL       GLOBAL     MANAGED
                                                 MARKET     YIELD     APPRECIATION   SECURITIES    RETURN    GOVERNMENTS   SECTORS
                                                VARIABLE   VARIABLE     VARIABLE      VARIABLE    VARIABLE    VARIABLE     VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES             ACCOUNT    ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT
---------------------------------------------   --------   --------   ------------   ----------   --------   -----------   --------
Sales Load Imposed on Purchases                      0          0              0           0           0           0           0
Deferred Sales Load (as a
  percentage of Purchase Payments
  withdrawn)(1)
  Number of Contract Years
    0-1                                              6%         6%             6%          6%          6%          6%          6%
    2-3                                              5%         5%             5%          5%          5%          5%          5%
    4-5                                              4%         4%             4%          4%          4%          4%          4%
    6                                                3%         3%             3%          3%          3%          3%          3%
    7 or more                                        0%         0%             0%          0%          0%          0%          0%
Exchange Fee                                         0          0              0           0           0           0           0

ANNUAL CONTRACT FEE                             ---------------------------------$30 per contract----------------------------------

ANNUAL EXPENSES

(as a percentage of average net
  assets)
Management Fees                                   0.50%      0.75%          0.75%       0.55%       0.75%       0.75%       0.75%
Mortality and Expense Risk Fees                   1.25%      1.25%          1.25%       1.25%       1.25%       1.25%       1.25%
Distribution Expense Risk Charge(2)               0.15%      0.15%          0.15%       0.15%       0.15%       0.15%       0.15%
Other Expenses                                    0.10%      0.15%          0.07%       0.10%       0.10%       0.47%       0.12%
Total Annual Expenses(3)                          2.00%      2.30%          2.22%       2.05%       2.25%       2.62%       2.27%


----------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.
(2) The distribution expense risk charge is imposed ONLY during the first seven Contract Years.
(3) The Variable Accounts have an offset arrangement which reduces the Variable Account's custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Variable Account's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, the "Total Annual Expenses" would have been:


                               MONEY MARKET             CAPITAL APPRECIATION
                             VARIABLE ACCOUNT             VARIABLE ACCOUNT
                             ----------------           --------------------
                                   1.97%                        2.21%


                                     EXAMPLE

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                        1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                        ------         -------       -------     --------
Money Market Variable Account                            $ 74           $ 108         $ 144       $ 233
High Yield Variable Account                                77             117           159         264
Capital Appreciation Variable Account                      77             114           155         255
Government Securities Variable Account                     75             109           146         238
Global Governments Variable Account                        81             126           175         295
Managed Sectors Variable Account                           77             116           158         261
Total Return Variable Account                              77             115           156         258

     If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                        1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                        ------         -------       -------     --------
Money Market Variable Account                            $ 20            $ 63         $ 108       $ 233
High Yield Variable Account                                23              72           123         264
Capital Appreciation Variable Account                      23              69           119         255
Government Securities Variable Account                     21              64           110         238
Global Governments Variable Account                        27              81           139         295
Managed Sectors Variable Account                           23              70           120         258
Total Return Variable Account                              23              70           120         258


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                CONDENSED FINANCIAL INFORMATION--PER ACCUMULATION
                         UNIT INCOME AND CAPITAL CHANGES

     The following information should be read in conjunction with the financial statements included in the Variable Accounts' Annual Report to Contract Owners which is incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants.

                             PER UNIT AND OTHER DATA


                                                              CAPITAL APPRECIATION VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------
                                                                    COMPASS 3--LEVEL 2
                                           -----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------
                                              2003          2002            2001            2000            1999
                                           ---------     ---------       ---------       ---------       ---------
PER UNIT DATA:*
  Net asset value --
    beginning of period                    $   10.93     $   16.29       $   22.07       $   25.25       $   19.27
                                           ---------     ---------       ---------       ---------       ---------
  Investment income                        $    0.11     $    0.10       $    0.15       $    0.25       $    0.11
  Expenses                                     (0.25)         0.26            0.35            0.51            0.41
                                           ---------     ---------       ---------       ---------       ---------
    Net investment loss                    $   (0.14)    $   (0.16)      $   (0.20)      $   (0.26)      $   (0.30)
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions                                3.16         (5.20)          (5.58)          (2.92)           6.28
                                           ---------     ---------       ---------       ---------       ---------
  Net increase (decrease)
    in unit value                          $    3.01     $   (5.36)      $   (5.78)      $   (3.18)      $    5.98
                                           ---------     ---------       ---------       ---------       ---------
  Unit value:
  Net asset value -- end
    of period                              $   13.94     $   10.93       $   16.29       $   22.07       $   25.25
                                           =========     =========       =========       =========       =========
  Total Return                                 27.55%++&    (32.92)%++      (26.19)%++          --              --
RATIOS (TO AVERAGE NET ASSETS):
    Expenses##                                  2.07%         2.07%           0.79%+          0.76%+          0.76%+
    Net investment loss                        (1.17)%       (1.32)%         (1.19)%+        (1.08)%+        (1.51)%+
PORTFOLIO TURNOVER                               104%           80%            123%            140%             85%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED)                         6,086         6,148           6,705           6,283           5,632

                                                              CAPITAL APPRECIATION VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------
                                                                           COMPASS 3
                                           -----------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------
                                              2003          2002            2001            2000            1999
                                           ---------     ---------       ---------       ---------       ---------
PER UNIT DATA:*
  Net asset value --
    beginning of period                    $   26.33     $   39.31       $   53.34       $   61.12       $   46.71
                                           ---------     ---------       ---------       ---------       ---------
  Investment income                        $    0.26     $    0.24       $    0.42       $    0.58       $    0.26
  Expenses                                     (0.65)         0.69            1.03            1.32            1.04
                                           ---------     ---------       ---------       ---------       ---------
    Net investment loss                    $   (0.39)    $   (0.45)      $   (0.61)      $   (0.74)      $   (0.78)
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions                                7.59        (12.53)         (13.42)          (7.04)          15.19
                                           ---------     ---------       ---------       ---------       ---------
  Net increase (decrease)
    in unit value                          $    7.20     $  (12.98)      $  (14.03)      $   (7.78)      $   14.41
                                           ---------     ---------       ---------       ---------       ---------
  Unit value:
  Net asset value -- end
    of period                              $   33.54     $   26.33       $   39.31       $   53.34       $   61.12
                                           =========     =========       =========       =========       =========
  Total Return                                 27.36%++&    (33.02)%++      (26.30)%++          --              --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                                   2.22%         2.22%           0.79%+          0.76%+          0.76%+
   Net investment loss                         (1.31)%       (1.42)%         (1.19)%+        (1.08)%+        (1.51)%+
PORTFOLIO TURNOVER                               104%           80%            123%            140%             85%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED)                           621           812             999           1,327           1,824


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.247 and $0.594 per unit for Compass 3 Level 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 25.30% for Compass 3 Level 2, and 25.12% for Compass 3.

                                                                          GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                  COMPASS 3--LEVEL 2
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value --
    beginning of period                              $    14.76       $    13.66      $    12.87      $    11.64     $    12.00
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income                                  $     0.60       $     0.73      $     0.83      $     0.88     $     0.83
  Expenses                                                (0.28)            0.27            0.25            0.23           0.22
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income^                           $     0.31       $     0.46      $     0.58      $     0.65     $     0.61
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (0.16)            0.64            0.21            0.58          (0.97)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     0.15       $     1.10      $     0.79      $     1.23     $    (0.36)
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    14.91       $    14.76      $    13.66      $    12.87     $    11.64
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                             1.01%++          8.05%++         6.17%++           --             --
RATIOS (TO AVERAGE NET ASSETS):
    Expenses##                                             1.90%            1.89%           0.66%+          0.64%+         0.63%+
    Net investment income^                                 2.10%            3.17%           4.42%+          5.28%+         5.06%+
  PORTFOLIO TURNOVER                                        138%             139%             89%             51%            75%
  NUMBER OF UNITS OUTSTANDING AT END OF
    PERIOD (000 OMITTED)                                  1,562            1,692           1,617           1,542          1,641


 ^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                                          GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                       COMPASS 3
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value --
    beginning of period                              $    25.28       $    23.43      $    22.11      $    20.02     $    20.67
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income                                  $     1.04       $     1.30      $     1.59      $     1.48     $     1.41
  Expenses                                                (0.51)            0.50            0.51            0.41           0.41
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income^                           $     0.53       $     0.80      $     1.08      $     1.07     $     1.00
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (0.31)            1.05            0.24            1.02          (1.65)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     0.22       $     1.85      $     1.32      $     2.09     $    (0.65)
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    25.50       $    25.28      $    23.43      $    22.11     $    20.02
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                             0.86%++          7.89%++         6.01%++           --             --
RATIOS (TO AVERAGE NET ASSETS):
    Expenses##                                             2.05%            2.04%           0.66%+          0.64%+         0.63%+
    Net investment income^                                 2.08%            3.36%           4.42%+          5.28%+         5.06%+
  PORTFOLIO TURNOVER                                        138%             139%             89%             51%            75%
  NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
    (000 OMITTED)                                           147              205             254             398            701


 ^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                                               HIGH YIELD VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                  COMPASS 3--LEVEL 2
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value -- beginning of period             $    11.20       $    11.38      $    11.73      $    13.19     $    12.54
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income^                                 $     1.16       $     1.22      $     0.78      $     1.53     $     1.41
  Expenses                                                (0.29)            0.26            0.15            0.29           0.30
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income                            $     0.87       $     0.96      $     0.63      $     1.24     $     1.11
  Net realized and unrealized loss on
    investments and foreign currency transactions          1.31            (1.14)          (0.98)          (2.70)         (0.46)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     2.19       $    (0.18)     $    (0.35)     $    (1.46)    $     0.65
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    13.39       $    11.20      $    11.38      $    11.73     $    13.19
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                            19.53%++         (1.55)%++       (3.01)%++          --             --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                               2.15%            2.13%           0.90%+          0.89%+         0.90%+
  Net investment income^                                   6.57%            6.08%           9.16%+          9.00%+         7.93%+
PORTFOLIO TURNOVER                                          164%             172%            103%            109%           153%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
  (000 OMITTED)                                           2,631            2,684           1,131           2,619          1,001


 ^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                                               HIGH YIELD VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                       COMPASS 3
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value -- beginning of period             $    20.99       $    21.35      $    22.04      $    24.83     $    23.63
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income^                                 $     1.96       $     2.14      $     3.18      $     2.73     $     2.45
  Expenses                                                (0.51)            0.47            0.64            0.56           0.55
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income                            $     1.45       $     1.67      $     2.54      $     2.17     $     1.90
  Net realized and unrealized loss on
    investments and foreign currency transactions          2.61            (2.03)          (3.23)          (4.96)         (0.70)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     4.06       $    (0.36)     $    (0.69)     $    (2.79)    $     1.20
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    25.05       $    20.99      $    21.35      $    22.04     $    24.83
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                            19.35%++         (1.70)%++       (3.15)%++          --             --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                               2.30%            2.28%           0.90%+          0.89%+         0.90%+
  Net investment income^                                   6.41%            8.45%           9.16%+          9.00%+         7.93%+
  PORTFOLIO TURNOVER                                        164%             172%            103%            109%           153%
  NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
    (000 OMITTED)                                           115              178             231             297            427


 ^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                               MANAGED SECTORS VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------
                                                                    COMPASS 3--LEVEL 2
                                           -----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------
                                              2003          2002            2001            2000            1999
                                           ---------     ---------       ---------       ---------       ---------
PER UNIT DATA:*
  Net asset value --
    beginning of period                    $   10.73     $   14.68       $   23.01       $   29.55       $   16.07
                                           ---------     ---------       ---------       ---------       ---------
  Investment income                        $    0.11     $    0.08       $    0.14       $    0.20       $    0.16
  Expenses                                     (0.25)         0.26            0.35            0.58            0.40
                                           ---------     ---------       ---------       ---------       ---------
    Net investment loss                    $   (0.15)    $   (0.18)      $   (0.21)      $   (0.38)      $   (0.24)
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions                                2.63         (3.77)          (8.12)          (6.16)          13.72
                                           ---------     ---------       ---------       ---------       ---------
  Net increase (decrease)
    in unit value                          $    2.48     $   (3.95)      $   (8.33)      $   (6.54)      $   13.48
                                           ---------     ---------       ---------       ---------       ---------
  Unit value:
  Net asset value -- end
    of period                              $   13.21     $   10.73       $   14.68       $   23.01       $   29.55
                                           =========     =========       =========       =========       =========
  Total Return                                 23.16%++&    (26.89)%++      (36.23)%++          --              --
RATIOS (TO AVERAGE NET ASSETS):
    Expenses##                                  2.12%         2.10%           0.88%+          0.83%+          0.84%+
    Net investment loss                        (1.22)%       (1.46)%         (1.32)%+        (1.39)%+        (1.30)%+
PORTFOLIO TURNOVER                                80%          264%            295%            447%            417%
NUMBER OF UNITS
    OUTSTANDING AT END OF
    PERIOD (000 OMITTED)                       3,228         3,173           3,559           3,548           3,115

                                                               MANAGED SECTORS VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------
                                                                          COMPASS 3
                                           -----------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------
                                              2003          2002            2001            2000            1999
                                           ---------     ---------       ---------       ---------       ---------
PER UNIT DATA:*
  Net asset value --
    beginning of period                    $   33.21     $   45.49       $   71.43       $   91.87       $   50.02
                                           ---------     ---------       ---------       ---------       ---------
  Investment income                        $    0.32     $    0.25       $    0.49       $    0.60       $    0.47
  Expenses                                     (0.82)         0.85            1.30            1.91            1.29
                                           ---------     ---------       ---------       ---------       ---------
    Net investment loss                    $   (0.49)    $   (0.60)      $   (0.81)      $   (1.31)      $   (0.82)
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions                                8.13        (11.68)         (25.13)         (19.13)          42.67
                                           ---------     ---------       ---------       ---------       ---------
  Net increase (decrease)
    in unit value                          $    7.63     $  (12.28)      $  (25.94)      $  (20.44)      $   41.85
                                           ---------     ---------       ---------       ---------       ---------
  Unit value:
  Net asset value -- end
    of period                              $   40.84     $   33.21       $   45.49       $   71.43       $   91.87
                                           =========     =========       =========       =========       =========
  Total Return                                 22.98%++&    (27.00)%++      (36.32)%++          --              --
RATIOS (TO AVERAGE NET ASSETS):
    Expenses##                                  2.27%         2.25%           0.88%+          0.83%+          0.84%+
    Net investment loss                        (1.37)%       (1.56)%         (1.32)%+        (1.39)%+        (1.30)%+
PORTFOLIO TURNOVER                                80%          264%            295%            447%            417%
NUMBER OF UNITS
    OUTSTANDING AT END OF
    PERIOD (000 OMITTED)                         202           296             390             576             785


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.026 and $0.081 per unit for Compass 3 Level 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 22.92% for Compass 3 Level 2, and 22.73% for Compass 3.

                                                                MONEY MARKET VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------
                                                                     COMPASS 3--LEVEL 2
                                           -----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------
                                              2003          2002            2001            2000            1999
                                           ---------     ---------       ---------       ---------       ---------
PER UNIT DATA:*
  Net asset value --
    beginning of period                    $   12.47     $   12.47       $   12.17       $   11.64       $   11.26
                                           ---------     ---------       ---------       ---------       ---------
  Investment income                        $    0.13     $    0.23       $    0.71       $    0.74       $    0.58
  Expenses                                     (0.21)         0.23            0.41            0.21            0.20
                                           ---------     ---------       ---------       ---------       ---------
  Net increase (decrease) in
    unit value                             $   (0.08)    $      --       $    0.30       $    0.53       $    0.38
                                           ---------     ---------       ---------       ---------       ---------
  Unit value:
  Net asset value -- end
    of period                              $   12.39     $   12.47       $   12.47       $   12.17       $   11.64
                                           =========     =========       =========       =========       =========
  Total Return                                 (0.61)%++     (0.04)%++        2.46%++           --              --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                    1.82          1.91%           0.65%+          0.60%+          0.58%+
  Net investment income (loss)                 (0.61)%       (0.01)%          2.51%+          4.45%+          3.25%+
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED)                           898         1,113           2,835           1,562           3,875

                                                                MONEY MARKET VARIABLE ACCOUNT
                                           -----------------------------------------------------------------------
                                                                          COMPASS 3
                                           -----------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------
                                              2003          2002            2001            2000            1999
                                           ---------     ---------       ---------       ---------       ---------
PER UNIT DATA:*
  Net asset value --
    beginning of period                    $   16,68     $   16.71       $   16.33       $   15.64       $   15.15
                                           ---------     ---------       ---------       ---------       ---------
  Investment income                        $    0.20     $    0.32       $    0.79       $    1.00       $    0.78
  Expenses                                     (0.32)         0.35            0.41            0.31            0.29
                                           ---------     ---------       ---------       ---------       ---------
  Net increase (decrease) in
    unit value                             $   (0.13)    $   (0.03)      $    0.38       $    0.69       $    0.49
                                           ---------     ---------       ---------       ---------       ---------
  Unit value:
  Net asset value -- end
    of period                              $   16.55     $   16.68       $   16.71       $   16.33       $   15.64
                                           =========     =========       =========       =========       =========
  Total Return                                 (0.76)%++     (0.19)%++        2.31%++           --              --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                    1.97%         2.06%           0.65%+          0.60%+          0.58%+
  Net investment income (loss)                 (0.74)%       (0.14)%          2.51%+          4.45%+          3.25%+
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED)                           155           186             222             468             863


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                               TOTAL RETURN VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                   COMPASS 3--LEVEL 2
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value -- beginning of period             $    16.95       $    18.18      $    18.45      $    15.90     $    15.68
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income^                                 $     0.58       $     0.66      $     0.69      $     0.68     $     0.64
  Expenses                                                (0.37)            0.37            0.38            0.34           0.33
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income                            $     0.20       $     0.29      $     0.31      $     0.34     $     0.31
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          2.45            (1.52)          (0.58)           2.21          (0.09)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     2.65       $    (1.23)     $    (0.27)     $     2.55     $     0.22
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    19.60       $    16.95      $    18.18      $    18.45     $    15.90
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                            15.64%++         (6.77)%++       (1.44)%++          --             --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                               2.10%            2.08%           0.85%+          0.83%+         0.83%+
  Net investment income^                                   1.11%            1.55%           1.67%+          2.02%+         1.90%+
PORTFOLIO TURNOVER                                           62%              76%            104%            105%           106%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
    (000 OMITTED)                                         5,946            6,236           6,537           6,382          6,729


 ^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                                             TOTAL RETURN VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                       COMPASS 3
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value --
    beginning of period                              $    35.16       $    37.77      $    38.38      $    33.13     $    32.71
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income^                                 $     1.20       $     1.36      $     1.60      $     1.40     $     1.32
  Expenses                                                (0.82)            0.80            0.94            0.75           0.73
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income                            $     0.38       $     0.56      $     0.66      $     0.65     $     0.59
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            5.06            (3.17)          (1.27)           4.60          (0.17)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     5.44       $    (2.61)     $    (0.61)     $     5.25     $     0.42
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    40.60       $    35.16      $    37.77      $    38.38     $    33.13
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                            15.46%++         (6.91)%++       (1.59)%++          --             --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                               2.25%            2.23%           0.85%+          0.83%+         0.83%+
  Net investment income^                                   1.01%            1.61%           1.67%+          2.02%+         1.90%+
PORTFOLIO TURNOVER                                           62%              76%            104%            105%           106%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
    (000 OMITTED)                                           453              634             838           1,253          2,125


 ^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                                          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                   COMPASS 3--LEVEL 2
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value --
    beginning of period                              $    12.65       $    10.67      $    11.08      $    11.13     $    11.91
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income^^                                $     0.49       $     0.50      $     0.52      $     0.65     $     1.83
  Expenses                                                (0.33)            0.28            0.27            0.27           0.78
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income^                           $     0.16       $     0.22      $     0.25      $     0.38     $     1.05
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            1.58             1.76           (0.66)          (0.43)         (1.83)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease) in unit value              $     1.74       $     1.98      $    (0.41)     $    (0.05)    $    (0.78)
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value-- end of period                    $    14.40       $    12.65      $    10.67      $    11.08     $    11.13
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                            13.76%++         18.61%++        (3.74)%++          --             --
RATIOS (TO AVERAGE NET ASSETS):^
  Expenses##                                               2.47%            2.50%           1.28%+          1.25%+         1.11%+
  Net investment income^^                                  1.21%            1.70%           2.23%+          3.50%+         3.07%+
PORTFOLIO TURNOVER                                          130%             126%             72%            130%           172%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
  (000 OMITTED)                                             559              568             574             619            641

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

   Net investment income^^                                   --       $     0.49      $     0.26              --             --
   Ratios (to average net assets)                                                                             --             --
   Expenses##                                                --             2.54%           1.40%+            --             --
   Net investment income^^                                   --             1.66%           2.12%+            --             --


^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net related and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to january 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.

                                                                          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     --------------------------------------------------------------------------
                                                                                       COMPASS 3
                                                     --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                        2003             2002            2001            2000           1999
                                                     ----------       ----------      ----------      ----------     ----------
PER UNIT DATA:*
  Net asset value --
    beginning of period                              $    21.64       $    18.27      $    19.01      $    19.11     $    20.49
                                                     ----------       ----------      ----------      ----------     ----------
  Investment income^^                                $     0.87       $     0.85      $     1.06      $     1.10     $     0.99
  Expenses                                                (0.60)            0.51            0.58            0.48           0.44
                                                     ----------       ----------      ----------      ----------     ----------
    Net investment income^                           $     0.27       $     0.34      $     0.48      $     0.62     $     0.55
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            2.67             3.03           (1.22)          (0.72)         (1.93)
                                                     ----------       ----------      ----------      ----------     ----------
  Net increase (decrease)
    in unit value                                    $     2.94       $     3.37      $    (0.74)     $    (0.10)    $    (1.38)
                                                     ----------       ----------      ----------      ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    24.58       $    21.64      $    18.27      $    19.01     $    19.11
                                                     ==========       ==========      ==========      ==========     ==========
  Total Return                                            13.59%++         18.44%++        (3.88)%++          --             --
RATIOS (TO AVERAGE NET ASSETS):^
  Expenses##                                               2.62%            2.65%           1.28%+          1.25%+         1.11%+
  Net investment income^^                                  1.15%            1.77%           2.23%+          3.50%+         3.07%+
PORTFOLIO TURNOVER                                          130%             126%             72%            130%           172%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
  (000 OMITTED)                                              41               58              68             108            186

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

   Net investment income^^                                   --       $     0.84      $     0.50              --             --
   Ratios (to average net assets)                                                                             --             --
   Expenses##                                                --             2.69%           1.39%+            --             --
   Net investment income^^                                   --             1.73%           2.12%+            --             --


^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net related and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to january 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.

## Ratios do not reflect reductions from fees paid indirectly.


                              FINANCIAL STATEMENTS

     Financial Statements of the Variable Accounts and the Company are included in the SAI.

               A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

THE COMPANY

     Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.


     We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila Philippines stock exchanges.

     Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.


THE VARIABLE ACCOUNTS

     MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, TRVA and MSVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

     In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts. These contracts may have different charges that could affect the value of the Variable Accounts and may offer different benefits more suitable for your needs. For more information about these contracts, please contact us at the phone number or address on page one.

     MMVA, CAVA, GSVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). HYVA, GGVA and MSVA are registered as open-end, non-diversified management investment companies. As non-diversified companies, HYVA, GGVA and MSVA may invest a relatively high percentage of their assets in a small number of issuers. Variable accounts with different fees or charges could be substituted in the future.

INVESTMENT OBJECTIVES AND POLICIES

     The following is a description of the Variable Accounts' investment objectives and policies. Each Variable Account's investment objective may be changed without approval of Owners of or Payees under the Contracts or other contracts participating in the investment experience of the Variable Account. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts' investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see "Voting Rights").

     EACH OF THESE VARIABLE ACCOUNTS IS MANAGED BY MFS AND IS DESCRIBED BELOW. INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL VARIABLE ACCOUNTS ARE DESCRIBED UNDER THE CAPTION "CERTAIN COMMON INVESTMENT TECHNIQUES" BELOW.

1.   MONEY MARKET VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     MMVA's investment objective is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

-    HOW MMVA INTENDS TO ACHIEVE ITS OBJECTIVE


     MMVA is a money market fund, which invests in the following types of U.S. dollar denominated money market instruments:


     - Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

     - Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million;


     - Commercial paper which at the date of investment is rated with the highest credit rating by one or more rating agencies or is unrated and considered by MFS to be of comparable quality;

     -  Repurchase agreements collateralized by U.S. Government securities.


     - Other short-term obligations which are rated with the highest credit rating by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.


     Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

     MMVA may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies) foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by MMVA's investment adviser to be of comparable quality.


     MMVA may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of MMVA's assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

     The average maturity of the investments in MMVA may not exceed 90 days. MMVA will invest only in corporate obligations which have a maturity when purchased of less than 13 months.


     MMVA does not seek to maintain a single unit value of $1.00 per unit and does not declare dividends on a daily basis (as many money market funds do).

-    PRINCIPAL RISKS

     The principal risks of investing in MMVA and the circumstances reasonably likely to cause the value of your investment in MMVA to decline are described below.

     - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. The income MMVA receives from the securities held in its portfolio will vary daily depending on fluctuations in short term interest rates. When interest rates are very low, as they have been recently, MMVA's expenses could absorb all or a significant portion of MMVA's income.

     - FOREIGN SECURITIES RISK: Although MMVA's investments in foreign issuers involve relatively low credit risk, an investment in MMVA may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

     -  MUNICIPAL SECURITIES RISK:

          - INTEREST RATE RISK: As with any fixed income security, the prices of municipal securities in MMVA's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in MMVA's portfolio will generally rise.

          - Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of MMVA's municipal security investments will affect the volatility of MMVA's unit price.

          - CREDIT RISK: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

          - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: MMVA may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. MMVA may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

     - FLUCTUATING UNIT VALUE: Undeclared investment income, a default on a portfolio security or insufficient investment income to cover MMVA's operating expenses may cause MMVA's unit value to fluctuate. In the event MMVA's expenses exceed its income, these expenses will be paid from MMVA's assets, including the proceeds from the sale of securities held in its portfolio. As with any mutual fund, you could lose money on your investment in MMVA.

     AN INVESTMENT IN MMVA IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


2.   HIGH YIELD VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     HYVA's investment objective is to provide high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as junk bonds) and may involve equity features.

-    HOW HYVA INTENDS TO ACHIEVE ITS OBJECTIVE


     HYVA invests, under normal market conditions, at least 80% of its net assets in high income securities, generally lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.


     While HYVA focuses its investments on bonds issued by corporations or similar entitles, it may invest in all types of debt securities. HYVA may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through these investments.

     In selecting fixed income investments for HYVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including HYVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     HYVA is a non-diversified mutual fund. This means that HYVA may invest a relatively high percentage of its assets in a small number of issuers.

     HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS


     The principal risks of investing in HYVA and the circumstances reasonably likely to cause the value of your investment in HYVA to decline are described below. The unit price of HYVA generally changes daily based on market conditions and other factors.


     The principal risks of investing in HYVA are:

     - ALLOCATION RISK: HYVA will allocate its investments among fixed income markets based upon judgments made by MFS. HYVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in HYVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in HYVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of HYVA's fixed income investments will affect the volatility of HYVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by HYVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on HYVA's performance.

     -  JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and HYVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect HYVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of HYVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in HYVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, HYVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, HYVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which HYVA enters the contract may fail to perform its obligations to HYVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - NON-DIVERSIFIED STATUS RISK: Because HYVA may invest a higher percentage of its assets in a small number of issuers, HYVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - ACTIVE OR FREQUENT TRADING RISK: HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from HYVA's performance.


     - As with any mutual fund, you could lose money on your investment in the Account.


3.   CAPITAL APPRECIATION VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     CAVA's investment objective is to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks.

-    HOW CAVA INTENDS TO ACHIEVE ITS OBJECTIVE

     CAVA invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. CAVA also invests in fixed income securities when relative values or economic conditions make these securities attractive. CAVA's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

     -  A strong franchise, strong cash flows and a recurring revenue stream

     -  A solid industry position, where there is

          - potential for high profit margins

          - substantial barriers to new entry in the industry

     -  A strong management team with a clearly defined strategy

     -  A catalyst that may accelerate growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as CAVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by CAVA's portfolio manager and MFS' large group of equity research analysts.

     CAVA may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through these investments.

-    PRINCIPAL RISKS


     The principal risks of investing in CAVA and the circumstances reasonably likely to cause the value of your investment in CAVA to decline are described below. The unit price of CAVA generally changes daily based on market conditions and other factors.


     The principal risks of investing in CAVA are:

     - MARKET RISK: This is the risk that the price of a security held by CAVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - GROWTH COMPANIES RISK: Prices of growth company securities held by CAVA may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and CAVA may experience difficulty in buying and selling these stocks at prevailing market prices.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and CAVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect CAVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of CAVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in CAVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, CAVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, CAVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which CAVA enters the contract may fail to perform its obligations to CAVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in CAVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in CAVA's portfolio will generally rise.


     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of CAVA's fixed income investments will affect the volatility of CAVA's unit price.


     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.


     - As with any mutual fund, you could lose money on your investment in the Account.


4.   GOVERNMENT SECURITIES VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     GSVA's investment objective is to provide current income and preservation of capital by investing in U.S. Government securities.

-    HOW GSVA INTENDS TO ACHIEVE ITS OBJECTIVE


     GSVA invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities. U.S. government securities include bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities such as the Student Loan Marketing Association, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage

     Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities;

     Although U.S. government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. Securities issued by the U.S. government and its agencies or instrumentalities in which GSVA may generally invest include:

     - U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government; and

     - obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, some of which are:

          - backed by the full faith and credit of the U.S. Treasury;

          - supported by the right of the issuer to borrow from the U.S. government, for example, obligations of Federal Home Loan Banks;

          - backed only by the credit of the issuer itself, for example, obligations of the Student Loan Marketing Association; and

          - supported by the discretionary authority of the U.S. government to purchase the agency's obligations, for example, obligations of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (no assurance can be given that the U.S. government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).


     In selecting fixed income investments for GSVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GSVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

-    PRINCIPAL RISKS


     The principal risks of investing in GSVA and the circumstances reasonably likely to cause the value of your investment in GSVA to decline are described below. The unit price of GSVA generally changes daily based on market conditions and other factors.


     The principal risks of investing in GSVA are:

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GSVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GSVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GSVA's fixed income investments will affect the volatility of GSVA's share price.


     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


     -  MORTGAGE-BACKED SECURITIES:

          - MATURITY RISK:

            + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GSVA's mortgage-backed securities will result in an unforeseen loss of interest income to GSVA as GSVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + COLLATERALIZED MORTGAGE OBLIGATIONS: GSVA may invest in
              mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, GSVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.


          - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

     - As with any mutual fund, you could lose money on your investment in the Account.


5.   TOTAL RETURN VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     TRVA's main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.

-    HOW TRVA INTENDS TO ACHIEVE ITS OBJECTIVE

     TRVA is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, TRVA invests:

     - At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

     - At least 25% of its net assets in non-convertible fixed income securities.

     TRVA may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

     EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of TRVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by TRVA's portfolio manager and MFS' large group of equity research analysts.

     While TRVA may invest in all types of equity securities, MFS generally seeks to purchase for TRVA equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

     - They are viewed by MFS as being temporarily out of favor in the market due to

          - a decline in the market,

          - poor economic conditions,

          - developments that have affected or may affect the issuer of the securities or the issuer's industry.

     -  The market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales andor price-to-earnings ratios. TRVA focuses on undervalued equity securities issued by companies with relatively large market capitalizations (I.E., market capitalizations of $5 billion or more).

     As noted above, TRVA's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -  A fixed income stream.

     - The opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     FIXED INCOME INVESTMENTS. TRVA invests in securities which pay a fixed interest rate, which include:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies and instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle TRVA to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if TRVA invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to TRVA.

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities. These bonds include lower rated bonds, commonly known as junk bonds. Junk bonds are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

     In selecting fixed income investments for TRVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of TRVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     OTHER CONSIDERATIONS. TRVA may invest in foreign securities and may have exposure to foreign currencies through these investments.

     TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS


     The principal risks of investing in TRVA and the circumstances reasonably likely to cause the value of your investment in TRVA to decline are described below. The unit price of TRVA generally changes daily based on market conditions and other factors.


     The principal risks of investing in TRVA are:

     - ALLOCATION RISK: TRVA will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. TRVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - MARKET RISK: This is the risk that the price of a security held by TRVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. TRVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in TRVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in TRVA's portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of TRVA's fixed income investments will affect the volatility of TRVA's share price.


     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


     - LIQUIDITY RISK: The fixed income securities purchased by TRVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on TRVA's performance. TRVA may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

     -  JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -  MORTGAGE AND ASSET-BACKED SECURITIES:

          - MATURITY RISK:

            + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on TRVA's mortgage-backed securities will result in an unforeseen loss of interest income to TRVA as TRVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + COLLATERALIZED MORTGAGE OBLIGATIONS: TRVA may invest in
              mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, TRVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


          - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and TRVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect TRVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of TRVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in TRVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, TRVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, TRVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which TRVA enters the contract may fail to perform its obligations to TRVA.

     - ACTIVE OR FREQUENT TRADING RISK: TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from TRVA's performance.


     - As with any mutual fund, you could lose money on your investment in the Account.


6.   GLOBAL GOVERNMENTS VARIABLE ACCOUNT

     Prior to May 1, 1999, GGVA was known as World Governments Variable Account.

-    INVESTMENT OBJECTIVE

     GGVA's investment objective is to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that MFS believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

-    HOW GGVA FUND INTENDS TO ACHIEVE ITS OBJECTIVE

     GGVA invests, under normal market conditions, at least 80% of its net assets in:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities) such as the Student Loan Marketing Association, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities;

     Although U.S. government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. Securities issued by the U.S. government and its agencies or instrumentalities in which GGVA may generally invest include:

     - U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. government;

     - obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, some of which are:

          - backed by the full faith and credit of the U.S. Treasury;

          - supported by the right of the issuer to borrow from the U.S. government, for example, obligations of Federal Home Loan Banks;

          - backed only by the credit of the issuer itself, for example, obligations of the Student Loan Marketing Association; and

          - supported by the discretionary authority of the U.S. government to purchase the agency's obligations, for example, obligations of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (no assurance can be given that the U.S. government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).


     - FOREIGN GOVERNMENT SECURITIES OF DEVELOPED COUNTRIES, which are bonds or other debt obligations issued by foreign governments of developed countries; these foreign government securities are either:

          - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

          - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

     GGVA may also invest up to 20% of its total assets in foreign government securities of emerging market countries.

     In selecting fixed income investments for GGVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GGVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     GGVA's investments in foreign currency may expose it to the risk of foreign currency fluctuation.

     GGVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     -  Futures and forward contracts.

     - Options on futures contracts, foreign currencies, securities and bond indices.

     -  Structured notes and indexed securities.

     -  Swaps, caps, floors and collars.

     GGVA is non-diversified. This means that GGVA may invest a relatively high percentage of its assets in a small number of issuers. GGVA may invest a substantial amount of its assets (I.E., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS


     The principal risks of investing in GGVA and the circumstances reasonably likely to cause the value of your investment in GGVA to decline are described below. The unit price of GGVA generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in GGVA to decline, and which could prevent GGVA from achieving its objective, that are not described here.


     The principal risks of investing in GGVA are:

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and GGVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect GGVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of GGVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in GGVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, GGVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, GGVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which GGVA enters the contract may fail to perform its obligations to GGVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - ALLOCATION RISK: GGVA will allocate its investments among various government securities based upon judgments made by MFS. GGVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GGVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GGVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GGVA's fixed income investments will affect the volatility of GGVA's share price.


     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

     - LIQUIDITY RISK: The fixed income securities purchased by GGVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on GGVA's performance.

     -  MORTGAGE-BACKED SECURITIES:

          - MATURITY RISK: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GGVA's mortgage-backed securities will result in an unforeseen loss of interest income to GGVA as GGVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


          - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


     -  DERIVATIVES RISK:

          - HEDGING RISK: When a derivative is used as a hedge against an opposite position that GGVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

          - CORRELATION RISK: When GGVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

          - INVESTMENT RISK: When GGVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GGVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

          - AVAILABILITY RISK: Derivatives may not be available to GGVA upon acceptable terms. As a result, GGVA may be unable to use derivatives for hedging or other purposes.

          - CREDIT RISK: When GGVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - NON-DIVERSIFIED STATUS RISK: Because GGVA may invest a higher percentage of its assets in a small number of issuers, GGVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - GEOGRAPHIC FOCUS RISK: Because GGVA may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

     - ACTIVE OR FREQUENT TRADING RISK: GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from GGVA's performance.

     - As with any mutual fund, you could lose money on your investment in the Account.

7.   MANAGED SECTORS VARIABLE ACCOUNT

     INVESTMENT OBJECTIVE

     MSVA's investment objective is capital appreciation by varying the weighting of its portfolio among 13 sectors.

-    HOW MSVA INTENDS TO ACHIEVE ITS OBJECTIVE

     MSVA invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors. MSVA chooses its investments from the following 13 sectors: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. MSVA may also invest in new sectors from time to time. MSVA may invest a maximum of 50% of its net assets in any one sector. MSVA generally focuses on companies with larger market capitalizations, defined by MSVA as companies with market capitalizations equaling or exceeding $5 billion at the time of MSVA's investment. MSVA's investments may include securities traded in the over-the-counter markets.

     MSVA may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through these investments.

     MSVA may establish "short" positions in specific securities or stock indices through short sales. In short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

     MSVA is a non-diversified mutual fund. This means that MSVA may invest a relatively high percentage of its assets in a small number of issuers. In addition, MSVA may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

     MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS


     The principal risks of investing in MSVA and the circumstances reasonably likely to cause the value of your investment in MSVA to decline are described below. The unit price of MSVA generally changes daily based on market conditions and other factors.


     The principal risks of investing in MSVA are:

     - MARKET RISK: This is the risk that the price of a security held by MSVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. MSVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - ALLOCATION RISK: MSVA will allocate its investments among various equity sectors, based upon judgments made by MFS. MSVA could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines.

     - INVESTMENT FOCUS RISK: Because MSVA may invest to a significant degree in securities of companies in a limited number of sectors. MSVA's performance is particularly sensitive to changes in the value of securities in these sectors. A decline in the value of these types of securities may result in a decline in MSVA's net asset value and your investment.

     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and MSVA may experience difficulty in buying or selling these stocks at prevailing market prices.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and MSVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect MSVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of MSVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in MSVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, MSVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, MSVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which MSVA enters the contract may fail to perform its obligations to MSVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - SHORT SALES RISK: MSVA will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because MSVA must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

     - NON-DIVERSIFIED STATUS RISK: Because MSVA may invest its assets in a small number of issuers, MSVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. In addition, because MSVA may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, MSVA's performance may be particularly sensitive to changes in the value of securities of these issuers.

     - ACTIVE OR FREQUENT TRADING RISK: MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from MSVA's performance.

     - As with any mutual fund, you could lose money on your investment in the Account.

CERTAIN COMMON INVESTMENT STRATEGIES

     Each Variable Account may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a Variable Account invests defensively, it may not be able to pursue its investment objective. A Variable Account's defensive investment position may not be effective in protecting its value.

     Each Variable Account, except for MMVA, may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Variable Account's performance.


     Each Variable Account may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Variable Account and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Variable Account may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the SAI. You may obtain a copy of the SAI by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for address and phone number).


THE FIXED ACCOUNT

     SEE Appendix A to the SAI for a description of the Fixed Account.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

     The Boards of Managers of the Variable Accounts provide broad supervision over the affairs of the Variable Accounts and the officers of the Variable Accounts are responsible for their operation. MFS, located at 500 Boylston Street, Boston, Massachusetts 02116 is the investment adviser for each of the Variable Accounts. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients.

     MFS provides the Variable Accounts with overall investment advisory services. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company. For a description of expenses paid by each Variable Account see "Management of the Variable Accounts" in the SAI.

     The investment objectives and policies of certain Variable Accounts are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser. The investment results of the Variable Accounts, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Variable Accounts will be comparable to the investment results of any other portfolio, even if the other porfolios have the same portfolio manager.

     In certain instances there may be securities which are suitable for an Account's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as an Variable Account is concerned, in other cases, it may produce increased investment opportunities for an Variable Account.

     ADMINISTRATOR -- MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

                      PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

     You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the "Accumulation Period"). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

     An applicant's completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

     We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

     We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment.

     We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

     The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

          (a) is the value of the Variable Account's net assets attributable to the Contracts at the end of the preceding Valuation Period;

          (b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

          (c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

          (d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge, the distribution expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.


     The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each Variable Account, except MMVA, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Managers when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Variable Accounts use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in a Variable Account's judgment, does not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and a Variable Account's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Variable Account determines the value of its assets, and therefore the Variable Account may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the Variable Account's valuation time. MMVA values its assets using the amortized cost method.


TRANSFERS

     During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

          1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;


          2.   you may not make more than 12 transfers in any Contract Year;

          3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account; and

          4. we impose additional restrictions on market timers, which are further described under "Short-Term Trading" below.


     We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.


SHORT-TERM TRADING

     THE CONTRACTS ARE NOT DESIGNED FOR SHORT-TERM TRADING. IF YOU WISH TO EMPLOY SUCH STRATEGIES, DO NOT PURCHASE A CONTRACT. TRANSFER LIMITS AND OTHER RESTRICTIONS, DESCRIBED BELOW, ARE SUBJECT TO OUR ABILITY TO MONITOR TRANSFER ACTIVITY. SOME CONTRACT OWNERS AND THEIR THIRD PARTY INTERMEDIARIES ENGAGING IN SHORT-TERM TRADING MAY EMPLOY A VARIETY OF STRATEGIES TO AVOID DETECTION. DESPITE OUR EFFORTS TO PREVENT SHORT-TERM TRADING, THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO IDENTIFY SUCH CONTRACT OWNERS OR INTERMEDIARIES OR CURTAIL THEIR TRADING.

     The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfers," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

     Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfers" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

                                CASH WITHDRAWALS


     At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges" below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See "Federal Tax Status." In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

     Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

     If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request and reduce the value of your Accumulation Account by deducting the amount paid plus any applicable withdrawal charge. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

     We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

     - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

     - when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists; or

     - when an SEC order permits us to defer payment for the protection of security holders.

SECTION 403(b) ANNUITIES

     The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value") may be made only when you attain age 59 1/2, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

     Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

     Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

     For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see "Federal Tax Status."

TEXAS OPTIONAL RETIREMENT PROGRAM

     Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, we will return the State's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

     The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                                  DEATH BENEFIT

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

     You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate.

     During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

     In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual
Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

     If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner andor the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

     The death benefit is equal to the greatest of:

          1.   the value of your Accumulation Account;

          2. the total Purchase Payments made under the Contract reduced by all withdrawals; and

          3. unless prohibited by applicable state law, the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the death of the Annuitant, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after such Seven Year Anniversary.

     To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

     We will assess contract charges under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

     We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

     On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

     We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE AND DISTRIBUTION EXPENSE CHARGE

     We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

     For assuming these risks, we make a deduction from the Variable Accounts at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

     We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Accounts attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

INVESTMENT MANAGEMENT FEES


     The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 2003 the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Accounts: MMVA, 0.50%; HYVA, 0.75%; CAVA, 0.73%; GSVA, 0.55%; GGVA, 0.70%; TRVA, 0.76%; and MSVA, 0.74%.


WITHDRAWAL CHARGES

     We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

     You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

     We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

     All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

     (1) OLD PAYMENTS, NEW PAYMENTS AND ACCUMULATED VALUE: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the six previous Contract Years; "Old Payments" are all Purchase Payments made before the previous six Contract years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old and New Payments--is called the "accumulated value."

     (2) ORDER OF WITHDRAWAL: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

     (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

     (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over
(b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

     The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

        NUMBER OF                                     WITHDRAWAL CHARGE
     CONTRACT YEARS                                      PERCENTAGE
     --------------                                   -----------------
           0-1                                               6%
           2-3                                               5%
           4-5                                               4%
            6                                                3%
        7 or more                                            0%

     Aggregate withdrawal charges (including the distribution expense risk charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

     We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

     For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

     On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTION B, D, OR E IF ELECTED.

     (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under "Death Benefit."

     You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

     Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

     Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

     ANNUITY OPTION A. LIFE ANNUITY: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

     ANNUITY OPTION B. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS
CERTAIN: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

     ANNUITY OPTION C. JOINT AND SURVIVOR ANNUITY: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

     * ANNUITY OPTION D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

     * ANNUITY OPTION E. FIXED PAYMENTS: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

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*The election of this Annuity Option may result in the imposition of a penalty tax.

DETERMINATION OF ANNUITY PAYMENTS

     We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

     The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

     After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

     The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

     If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

                            OTHER CONTRACT PROVISIONS

OWNER

     As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General "). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

     If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of the Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the "designated beneficiary" as defined below, with annuity payments beginning within one year after the date of your death. The person named as "successor Owner" shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

     These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

     If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

     In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

     Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING RIGHTS

     Owners of and Payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable Account's fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require.

     Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are funded by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

MODIFICATION

     Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

     We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon our understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     Generally no tax is imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or in the form of a cash withdrawal, a lump sum payment or a loan from (or pledge of) the Contract prior to the Annuity Commencement Date. Corporate

Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement).

     Taxable cash withdrawals from either Qualified or Non-Qualified Contracts are subject to a 10% penalty, except in certain circumstances (such as where the distribution is made after the Owner has reached age 591/2 or upon the death of the Owner). In the case of a Qualified Contract, certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution to a plan participant or sponsor other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

     If the Owner dies before the Annuity Commencement Date, the Contract's Accumulation Account must be distributed within a specified period. In the case of a Non-Qualified Contract, this distribution requirement does not apply where the spouse of the Owner is the successor Owner.

     A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis.

     We will withhold and remit to the U.S. government part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to us and notifies us (in the manner prescribed) that he or she chooses not to have amounts withheld.

     In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), we or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

     Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

     The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for segregated asset accounts underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. We believe that the Variable Accounts comply with the regulations.

     The preamble to the regulations states that the Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, we will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

QUALIFIED RETIREMENT PLANS

     The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:

          (1) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k), and Roth IRAs permitted by Section 408A of the Code;

          (2)  Tax Sheltered Annuities established pursuant to the provisions of
     Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

          (3) Various Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans.

     The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. The Company will provide purchasers of Qualified Contracts for use in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                          DISTRIBUTION OF THE CONTRACTS

     The Contracts will be sold by licensed insurance agents in those states where Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution expenses will be paid by the Company and will not be more than 6.11% of Purchase Payments. In addition, after the first Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value. In addition to commissions, we may, from time to time, as permitted by applicable regulations, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts we offer. We will not pay commissions with respect to Contracts established for the personal account of our employees or any of our affiliates or of persons engaged in the distribution of the Contracts.

                                LEGAL PROCEEDINGS

     We, MFS and the Variable Accounts are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Accounts.

                                 OWNER INQUIRIES

     All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


General Information                                                                                   2

The Variable Accounts' Investment Objectives, Policies and Restrictions                               3

Management of the Variable Accounts                                                                   5

Annuity Provisions                                                                                   14

Other Contractual Provisions                                                                         15

Federal Tax Status                                                                                   16

Administration of the Contracts                                                                      19

Distribution of the Contracts                                                                        19

Accountants and Financial Statements                                                                 19

Appendix A -- The Fixed Account                                                                     A-1

Appendix B -- Examples of Certain Calculations                                                      B-1

Appendix C -- Withdrawals and Withdrawal Charges                                                    C-1

Appendix D -- Transactions in Securities of Regular Broker-Dealers and their Affiliates             D-1

Appendix E -- Investment Techniques, Practices and Risks                                            E-1

Appendix F -- Description of Bond Ratings                                                           F-1

Appendix G -- General Description of Proxy Voting Policies                                          G-1

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective, the Variable Accounts may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the Account's investment objective and, with respect to the Money Market Variable Account, the rules governing money market funds. Investment techniques and practices which the Variable Account will use or currently anticipates using are denoted by a check (/X/) mark. However, the Account may not use all of these techniques and practices. Investment techniques and practices which the Account does not currently anticipate using but which the Account reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the Variable Accounts are described, together with their risks, in the Prospectus. Both principal and non-principal techniques and practices are described, together with their risks, in Appendix E of the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS

     /X/Variable Account uses, or currently anticipates using

     --permitted, but Variable Account does not currently anticipate using

                                                                         MMVA   HYVA   CAVA   GSVA
                                                                         ----   ----   ----   ----
     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations and
           Multiclass Pass-Through Securities                             --    /X/     --    /X/
         Corporate Asset-Backed Securities                               /X/    /X/     --     --
         Mortgage Pass-Through Securities                                 --    /X/     --    /X/
         Stripped Mortgage-Backed Securities                              --     --     --     --
       Corporate Securities                                               --    /X/    /X/     --
       Loans and Other Direct Indebtedness                                --    /X/     --     --
       Lower Rated Bonds                                                  --    /X/    /X/     --
       Municipal Bonds                                                    --     --     --     --
       U.S. Government Securities                                        /X/    /X/    /X/    /X/
       Variable and Floating Rate Obligations                            /X/    /X/    /X/    /X/
       Zero Coupon Bonds, Deferred Interest
         Bonds and PIK Bonds                                             /X/    /X/    /X/    /X/
     Equity Securities                                                    --    /X/    /X/     --
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                        --    /X/    /X/     --
       Depositary Receipts                                                --     --    /X/     --
       Dollar-Denominated Foreign Debt
         Securities                                                      /X/    /X/    /X/     --
       Emerging Markets                                                   --    /X/    /X/     --
       Foreign Securities                                                 --    /X/    /X/     --
     Forward Contracts                                                    --    /X/    /X/     --
     Futures Contracts                                                    --    /X/    /X/    /X/
     Indexed Securities/Structured Products                               --     --    /X/    /X/
     Inverse Floating Rate Obligations                                    --     --     --     --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                                    /X/    /X/    /X/    /X/
       Closed-End Funds                                                  /X/    /X/    /X/    /X/
     Lending of Portfolio Securities                                     /X/    /X/    /X/    /X/

                                                                         MMVA   HYVA   CAVA   GSVA
                                                                         ----   ----   ----   ----
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                                    --     --     --     --
       Mortgage "Dollar-Roll" Transactions                                --     --     --    /X/
       Reverse Repurchase Agreements                                      --     --     --     --
     OPTIONS
       Options on Foreign Currencies                                      --     --    /X/     --
       Options on Futures Contracts                                       --     --    /X/     /X
       Options on Securities                                              --    /X/    /X/    /X/
       Options on Stock Indices                                           --    /X/    /X/     --
       Reset Options                                                      --     --     --     --
       "Yield Curve" Options                                              --     --     --     --
     Repurchase Agreements                                               /X/    /X/    /X/    /X/
     Short Sales                                                          --     --    /X/     --
     Short Term Instruments                                              /X/    /X/    /X/    /X/
     Swaps and Related Derivative Instruments                             --    /X/     --     --
     Temporary Borrowings                                                /X/    /X/    /X/    /X/
     Temporary Defensive Positions                                       /X/    /X/    /X/    /X/
     "When-issued" Securities                                             --    /X/    /X/    /X/

                                                                         TRVA   GGVA   MSVA
                                                                         ----   ----   ----
     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations and
           Multiclass Pass-Through Securities                            /X/     --     --
         Corporate Asset-Backed Securities                               /X/     --     --
         Mortgage Pass-Through Securities                                /X/    /X/     --
         Stripped Mortgage-Backed Securities                             /X/    /X/     --
       Corporate Securities                                              /X/     --     --
       Loans and Other Direct Indebtedness                               /X/    /X/     --
       Lower Rated Bonds                                                 /X/    /X/     --
       Municipal Bonds                                                   /X/    /X/     --
       U.S. Government Securities                                        /X/    /X/    /X/
       Variable and Floating Rate Obligations                            /X/    /X/    /X/
       Zero Coupon Bonds, Deferred Interest
         Bonds and PIK Bonds                                             /X/    /X/    /X/
     Equity Securities                                                   /X/    /X/    /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                       /X/    /X/     --
       Depositary Receipts                                               /X/    /X/    /X/
       Dollar-Denominated Foreign Debt
         Securities                                                      /X/    /X/     --
       Emerging Markets                                                  /X/    /X/    /X/
       Foreign Securities                                                /X/    /X/    /X/
     Forward Contracts                                                   /X/    /X/    /X/
     Futures Contracts                                                   /X/    /X/    /X/
     Indexed Securities/Structured Products                              /X/    /X/     --
     Inverse Floating Rate Obligations                                   /X/    /X/     --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                                    /X/    /X/    /X/
       Closed-End Funds                                                  /X/    /X/    /X/
     Lending of Portfolio Securities                                     /X/    /X/    /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                                    --     --     --
       Mortgage "Dollar-Roll" Transactions                                --     --     --
       Reverse Repurchase Agreements                                      --     --     --

                                                                         TRVA   GGVA   MSVA
                                                                         ----   ----   ----
     OPTIONS
       Options on Foreign Currencies                                      --    /X/    /X/
       Options on Futures Contracts                                       --    /X/    /X/
       Options on Securities                                              --    /X/    /X/
       Options on Stock Indices                                           --    /X/    /X/
       Reset Options                                                      --    /X/     --
       "Yield Curve" Options                                              --    /X/     --
     Repurchase Agreements                                               /X/    /X/    /X/
     Short Sales                                                         /X/     --    /X/
     Short Term Instruments                                              /X/    /X/    /X/
     Swaps and Related Derivative Instruments                            /X/    /X/     --
     Temporary Borrowings                                                /X/    /X/    /X/
     Temporary Defensive Positions                                       /X/    /X/    /X/
     "When-issued" Securities                                            /X/    /X/    /X/

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2004 which is incorporated herein by reference. The SAI is available upon request, and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.


To:     Sun Life Assurance Company of Canada (U.S.)

        P.O. Box 9133
        Wellesley Hills, Massachusetts 02481


     Please send me a Statement of Additional Information for Compass 3--Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account.

Name        __________________________________

Address     __________________________________

            __________________________________

City ___________________________  State ____________ Zip ____________

Telephone   ____________________

PROSPECTUS


MAY 1, 2004


COMBINATION FIXED/VARIABLE ANNUITY FOR PERSONAL AND QUALIFIED RETIREMENT PLANS

[COMPASS LOGO]


ISSUED IN CONNECTION WITH
-  MONEY MARKET VARIABLE ACCOUNT
-  HIGH YIELD VARIABLE ACCOUNT
-  CAPITAL APPRECIATION VARIABLE ACCOUNT
-  GOVERNMENT SECURITIES VARIABLE ACCOUNT
-  GLOBAL GOVERNMENTS VARIABLE ACCOUNT
-  TOTAL RETURN VARIABLE ACCOUNT
-  MANAGED SECTORS VARIABLE ACCOUNT


CO3US-PRO 5/04 7XXM


ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Annuity Service Mailing Address:

P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll-Free Telephone: (800) 752-7215
In Massachusetts: (617) 348-9600

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

                                                                     MAY 1, 2004


                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


General Information                                                                              2
The Variable Accounts' Investment Objectives, Policies and Restrictions                          3
Management of the Variable Accounts                                                              5
Annuity Provisions                                                                              14
Other Contractual Provisions                                                                    15
Federal Tax Status                                                                              16
Administration of the Contracts                                                                 19
Distribution of the Contracts                                                                   19
Accountants and Financial Statements                                                            19
Appendix A -- The Fixed Account                                                                A-1
Appendix B -- Examples of Certain Calculations                                                 B-1
Appendix C -- Withdrawals and Withdrawal Charges                                               C-1
Appendix D -- Transactions in Securities of Regular Broker-Dealers and their Affiliates        D-1
Appendix E -- Investment Techniques, Practices and Risks                                       E-1
Appendix F -- Description of Bond Ratings                                                      F-1
Appendix G -- General Description of Proxy Voting Policies                                     G-1



     This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account (the "Variable Accounts") which is not necessarily included in the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2004 (the "Prospectuses"). This SAI should be read in conjunction with the Prospectuses, copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.


     The terms used in this SAI have the same meanings as those used in the Prospectuses.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                               GENERAL INFORMATION

THE COMPANY


     Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. It has obtained authorization to do business in forty-nine states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York and which offers in New York contracts similar to the Contracts offered by this Prospectus. The Company's other active subsidiaries are Sun Capital Advisers, Inc., a registered investment adviser, Clarendon Insurance Agency, Inc., a registered broker-dealer that acts as the general distributor of the Contracts and other annuity and life insurance contracts issued by the Company and its affiliates, Sun Life of Canada (U.S.) Distributors, Inc., a registered broker-dealer and investment adviser, New London Trust, F.S.B., a federally chartered savings bank, Sun Life Financial Services Limited which provides off-shore administrative services to the Company and Sun Life Assurance Company of Canada ("Sun Life (Canada)"), and Sun Life Information Services Ireland Limited, an offshore technology center.

     We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila Philippines stock exchanges.

     Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.


THE VARIABLE ACCOUNTS

     Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Total Return Variable Account ("TRVA"), Global Governments Variable Account ("GGVA") and Managed Sectors Variable Account ("MSVA") are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

THE FIXED ACCOUNT

     If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).

                  THE VARIABLE ACCOUNTS' INVESTMENT OBJECTIVES,
                            POLICIES AND RESTRICTIONS


     The investment objective and principal investment policies of each Variable Account are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Variable Account may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without contract holder approval unless indicated otherwise, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX E of this SAI. The following percentage limitations (as a percentage of net assets at the time of purchase) apply to these investment techniques and practices:


                                                                                PERCENTAGE RESTRICTION
INVESTMENT LIMITATION                                                            (BASED ON NET ASSETS)
                                                                                 ---------------------
1. MMVA
    Finance Companies, Banks, Bank Holding Companies and
      Utilities Companies:                                                   75%
    Bank Obligations Where the Issuing Bank Has Capital, Surplus
      and Undivided Profit Less Than or Equal to $100 million:               10%
    U.S. dollar-denominated securities of foreign issuers:                   up to 35%

2. HYVA
    Foreign Securities:                                                      25%
    Emerging Market Securities:                                              5%
    Lower Rated Bonds:                                                       100%

3. CAVA
    Foreign Securities:                                                      25%
    Lower Rated Bonds:                                                       5%
    Short Sales                                                              5%

4. TRVA
    Foreign Securities:                                                      up to (but not including) 20%
    Lower Rated Bonds:                                                       up to (but not including) 20%
    Short Sales                                                              5%

5. GGVA
    Foreign Securities:                                                      100%
    Emerging Market Securities:                                              up to (but not including) 20%

6. MSVA
    Foreign Securities:                                                      up to 50%
    Lower Rated Bonds:                                                       up to (but not including) 10%
    Short Sales                                                              up to 15%

INVESTMENT RESTRICTIONS THAT APPLY TO ALL VARIABLE ACCOUNTS:

     Each Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts or other variable annuity contracts.

     An Account may not:

          (1) BORROW MONEY: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (2) UNDERWRITE SECURITIES: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

          (3) REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, COMMODITIES: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

          (4) SENIOR SECURITIES: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

          (5) MAKE LOANS: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (6) INDUSTRY CONCENTRATION: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     Each Account has the following additional nonfundamental policy which may be changed without shareholder approval. Each Account will not:

          (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account's Board of Managers (or its delegee), will not be subject to this 15% limitation.

     Except with respect to Fundamental Investment Restriction (1), and each Account's nonfundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of nonfundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of contract owners.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

BOARDS OF MANAGERS

     Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers have been elected by Owners and other persons entitled to vote (See "Voting Rights" in the Prospectus). Members of the Boards of Managers of all seven Variable Accounts and officers of each of the Variable Accounts are the same. Their positions with the Accounts, length of time served, dates of birth, business addresses and principal occupations and other directorships during the last five years are listed below.


                                                                            PRINCIPAL OCCUPATIONS &
                              POSITION(S) HELD    MEMBER/OFFICER         OTHER DIRECTORSHIPS(2) DURING
    NAME, DATE OF BIRTH           WITH FUND           SINCE+                  THE PAST FIVE YEARS
    ------------------        ----------------    --------------         -----------------------------
INTERESTED MEMBERS:

David D. Horn*               Board Member           April 1986    Private investor; Retired; Sun Life
  (born 06/07/41)                                                 Assurance Company of Canada, Former Senior
                                                                  Vice President and General Manager for the
                                                                  United States (until 1997)

C. James Prieur*             Board Member            July 1999    Sun Life Assurance Company of Canada,
  (born 04/21/51)                                                 President and Chief Operating Officer
                                                                  (since April 1999), General Manager, U.S.
                                                                  (until April 1999)

INDEPENDENT MEMBERS:

J. Kermit Birchfield         Chair                   May 1997     Consultant; Century Partners, Inc.
  (born 01/08/40)                                                 (investments), Managing Director; Dairy
                                                                  Mart Convenience Stores, Inc. (convenience
                                                                  stores), Chairman; Displaytech, Inc.
                                                                  (manufacturer of liquid crystal display
                                                                  technology), Director; HPSC. Inc. (medical
                                                                  financing), Director; Intermountain Gas
                                                                  Company, Inc. (public utility gas
                                                                  distribution), Director

Robert C. Bishop             Board Member            May 2001     AutoImmune Inc. (pharmaceutical product
  (born 01/13/43)                                                 development), Chairman, President and Chief
                                                                  Executive Officer; Caliper Technologies,
                                                                  Inc. (laboratory analytical instruments),
                                                                  Director; Millipore Corporation
                                                                  (purification/filtration products),
                                                                  Director; Quintiles Transnational Corp.
                                                                  (contract services to the medical
                                                                  industry), Director

Frederick H. Dulles          Board Member            May 2001     McFadden, Pilkington & Ward LLP (solicitors
  (born 03/12/42)                                                 and registered foreign lawyers), Partner;
                                                                  Jackson & Nash, LLP (law firm), Of Counsel
                                                                  (January 2000 to November 2000)

Derwyn F. Phillips           Board Member           April 1986    Retired
  (born 08/31/30)

Ronald G. Steinhart          Board Member            May 2001     Private investor; Bank One, Texas N.A.,
  (born 06/15/40)                                                 Vice Chairman and Director (January 2000
                                                                  to January 2001); Bank One Corporation,
                                                                  Officer (until January 2000); Carreker
                                                                  Corporation (consultant and technology
                                                                  provider to financial institutions),
                                                                  Director; Prentiss Properties Trust (real
                                                                  estate investment trust), Director; United
                                                                  Auto Group, Inc. (automotive retailer),
                                                                  Director

Haviland Wright              Board Member            May 2001     Hawaii Small Business Development Center,
  (born 07/21/48)                                                 Kaua'i Center, Center Director (since May
                                                                  2002); Displaytech, Inc. (manufacturer of
                                                                  liquid crystal display technology),
                                                                  Chairman and Chief Executive Officer (until
                                                                  March 2002)

MEMBER EMERITUS:

Garth Marston                Member Emeritus                      Retired
  (born 04/28/26)

Samuel Adams                 Member Emeritus                      Retired
  (born 10/19/25)

OFFICERS:

Robert J. Manning**          President            February 2004   Massachusetts Financial Services Company,
  (born 10/20/63)                                                 Chief Executive Officer, President, Chief
                                                                  Investment Officer and Director

James R. Bordewick, Jr.**    Assistant Secretary  February 1997   Massachusetts Financial Services Company,
  (born 03/06/59)            and Assistant Clerk                  Senior Vice President and Associate General
                                                                  Counsel

Stephen E. Cavan**           Secretary and Clerk  February 1997   Massachusetts Financial Services Company,
  (born 11/06/53)                                                 Senior Vice President, General Counsel and
                                                                  Secretary

Stephanie A. DeSisto**       Assistant Treasurer     May 2003     Massachusetts Financial Services Company,
  (born 10/01/53)                                                 Vice President (since April 2003); Brown
                                                                  Brothers Harriman & Co., Senior Vice
                                                                  President (November 2002 to April 2003);
                                                                  ING Groep N.V./Aeltus Investment
                                                                  Management, Senior Vice President (prior to
                                                                  November 2002)

Robert R. Flaherty**         Assistant Treasurer     May 2001     Massachusetts Financial Services Company,
  (born 09/18/63                                                  Vice President (since August 2000); UAM
                                                                  Fund Services, Senior Vice President (prior
                                                                  to August 2000)

Richard M. Hisey**           Treasurer              August 2002   Massachusetts Financial Services Company,
  (born 08/29/58)                                                 Senior Vice President (since July 2002);
                                                                  The Bank of New York, Senior Vice President
                                                                  (September 2000 to July 2002); Lexington
                                                                  Global Asset Managers, Inc., Executive Vice
                                                                  President and Chief Financial Officer
                                                                  (prior to September 2000); Lexington Funds,
                                                                  Treasurer (prior to September 2000)

Ellen Moynihan**             Assistant Treasurer     May 2001     Massachusetts Financial Services Company,
  (born 11/13/57)                                                 Vice President

James O. Yost**              Assistant Treasurer     May 2001     Massachusetts Financial Services Company,
  (born 06/12/60)                                                 Senior Vice President


-------------
+ Date first appointed to serve as Board Member/Officer of an MFS/Sun Life Product. Each Board Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the variable account. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


     The Compass Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

     All of the Members of the Boards of Managers of the Compass Variable Accounts are also Trustees of the MFS Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar positions for the MFS Sun Life Series Trust and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 38 Accounts/Series.

     No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

     All Members of the Boards of Managers and officers of the Variable Accounts who are associated with Sun Life (Canada) and its subsidiaries will continue in their present positions with these companies. The Variable Accounts pay no remuneration to Members of the Boards of Managers who also serve as officers of Sun Life (Canada) or its affiliates. The Members who are not officers of Sun Life Assurance Company of Canada, received the following fees from each Variable Account, depending on attendance at meetings.

                            MEMBER COMPENSATION TABLE


                                                             MEMBER FEES(1)
                                           --------------------------------------------------
                                              CAPITAL       GLOBAL      GOVERNMENT     HIGH
                                           APPRECIATION   GOVERNMENTS   SECURITIES     YIELD
                                             VARIABLE      VARIABLE      VARIABLE    VARIABLE
                 MEMBER                       ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT
----------------------------------------   ------------   -----------   ----------   --------
           INTERESTED MEMBERS
David D. Horn                                $  2,589       $  116       $  1,257    $    896
C. James Prieur                                     0            0              0           0
           INDEPENDENT MEMBERS
J. Kermit Birchfield                            3,210          141          1,541       1,097
Robert C. Bishop                                2,676          117          1,282         912
Frederick H. Dulles                             2,723          122          1,322         943
Derwyn F. Phillips                              2,743          120          1,314         936
Ronald G. Steinhart                             2,943          129          1,411       1,005
Haviland Wright                                 2,743          120          1,314         936
             MEMBER EMERITUS
Garth Marston                                     721           32            350         250
Samuel Adams                                    2,589          116          1,257         896

                                                              MEMBER FEES(1)
                                           ----------------------------------------------------
                                            MANAGED     MONEY      TOTAL       TOTAL MEMBER
                                            SECTORS    MARKET     RETURN       FEES FROM THE
                                           VARIABLE   VARIABLE   VARIABLE    VARIABLE ACCOUNTS
                 MEMBER                     ACCOUNT    ACCOUNT    ACCOUNT   AND FUND COMPLEX(2)
----------------------------------------   --------   --------   --------   -------------------
           INTERESTED MEMBERS
David D. Horn                               $  565     $  482    $  1,877       $   96,799
C. James Prieur                                  0          0           0                0
           INDEPENDENT MEMBERS
J. Kermit Birchfield                           699        597       2,307          119,272
Robert C. Bishop                               583        497       1,920           99,315
Frederick H. Dulles                            594        507       1,974          101,782
Derwyn F. Phillips                             597        510       1,969          101,798
Ronald G. Steinhart                            641        547       2,113          109,282
Haviland Wright                                597        510       1,968          101,815
             MEMBER EMERITUS
Garth Marston                                  157        134         522           26,968
Samuel Adams                                   565        482       1,877           96,799


----------

(1) For the year ended December 31, 2003.
(2) Information provided for calendar year 2003. All Managers receiving compensation from the Accounts served as Managers or Trustees of 36 funds and registered accounts within the MFS fund complex, having aggregate net assets at December 31, 2003 of $10.9 billion.

     The Board has established the following committees:

COMMITTEES


                       NUMBER OF
                   MEETINGS IN LAST
NAME OF COMMITTEE    FISCAL YEAR                           FUNCTIONS                                MEMBERS
-------------------------------------------------------------------------------------------------------------------
AUDIT                     4          Provides oversight with respect to the accounting and  Birchfield*, Bishop*,
COMMITTEE                            auditing procedures of the Variable Accounts and,      Steinhart* and Wright*
                                     among other things, selection of the independent
                                     accountants for the Variable Accounts and considers
                                     the scope of the audit and the effect on the
                                     independence of those accountants of any non-audit
                                     services such accountants provide to the Variable
                                     Accounts and any audit or non-audit services such
                                     accountants provide to other MFS Funds, MFS and/or
                                     certain affiliates; pre-approves audit and
                                     permissible non-audit services of independent
                                     accountants.

CONTRACT                  3          Requests, reviews and considers the information        Birchfield*, Bishop*,
REVIEW                               deemed reasonably necessary to evaluate the terms of   Dulles*, Phillips*,
COMMITTEE                            the investment advisory, administrative services and   Steinhart* and
                                     principal underwriting agreements and the Plan         Wright*
                                     of Distribution under rule 12b-1 or any other
                                     agreement between a Variable Account and its adviser
                                     and its affiliates that the Variable Account proposes
                                     to renew or continue, and to make its recommendations
                                     to the full Board of Members on these matters.

GOVERNANCE(1)             2          Recommends qualified candidates to the Board in the    Birchfield*, Dulles*
COMMITTEE                            event that a position is vacated or created. Reviews   and Phillips*
                                     and articulates the governance structure of the Board
                                     of Members. Administers and approves all elements of
                                     compensation for the Members who are not "interested
                                     persons" of the Variable Accounts as defined in the
                                     1940 Act or affiliated with the Variable Accounts'
                                     investment adviser. The Committee advises and makes
                                     recommendations to the Board on matters concerning
                                     directorship practices and recommendations concerning
                                     the functions and duties of the committees of the
                                     Board. The Committee would consider recommendations
                                     by shareholders if a vacancy were to exist.
                                     Shareholders wishing to recommend Member candidates
                                     for consideration by the Governance Committee may do
                                     so by writing the Variable Accounts' Secretary. Such
                                     suggestions must be accompanied by complete
                                     biographical and occupational data on the prospective
                                     nominee, along with a written consent of the
                                     prospective nominee to consideration of his or her
                                     name by the Committee.

OPERATIONS(2)             3          Reviews MFS' process and procedures, internal          Birchfield*, Bishop*,
COMMITTEE                            controls and compliance monitoring relating to         Dulles*, Horn,
                                     portfolio trading, best execution and brokerage costs  Phillips*, Prieur,
                                     and trade allocations. Reviews procedures for the      Steinhart* and Wright
                                     valuation of securities and periodically reviews
                                     information from MFS regarding fair value and
                                     liquidity determinations made pursuant to the
                                     board-approved procedures, and makes related
                                     recommendations to the full Board and, if requested
                                     by MFS, assists MFS's internal valuation committee
                                     and/or the full Board in resolving particular
                                     valuation matters. Review on an ongoing basis the
                                     Variable Accounts' proxy voting policies and
                                     procedures and recommends the establishment and
                                     periodic modification of such policies and procedures
                                     to the full Board.


*   Non-Interested or Independent Members.

(1) The Governance Committee was established in March 2003 as a successor to the former governance, nominating and compensation committees. The number of meetings reflect the meetings of these predecessor committees held during the last fiscal year.
(2) The Operations Committee was established in March 2003 as a successor to the former portfolio trading, pricing, Rule 2a-7 committees. The number of meetings reflect the meetings of these predecessor committees held during the last fiscal year.

     Each Variable Account and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC.

INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS" or the "Adviser") is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.


     MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.


(1) INVESTMENT MANAGEMENT AGREEMENTS

     MFS manages each Variable Account pursuant to an Investment Management Agreement ("Agreement"). Each Agreement provides that MFS shall act as the Variable Account's investment adviser and manage its investments.

     In connection with their deliberations with regard to approval of the Variable Account's current investment advisory agreement with MFS, the Board Members, including the non-interested Board Members, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Variable Account. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

     NATURE, QUALITY AND EXTENT OF SERVICES. The Board Members considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Board Members also considered the nature and extent of certain other services MFS performs on the Variable Account's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

     INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Board Members reviewed the Variable Account's investment performance as well as the performance of a peer group of Variable Accounts.

     EXPENSES. The Board Members considered the Variable Account's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of Variable Accounts. The Board Members considered that the Variable Account's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally, the Board Members considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Board Members.

     ECONOMIES OF SCALE. The Board Members considered whether there have been economies of scale with respect to the management of the Variable Account and whether the Variable Account has appropriately benefited from any economies of scale, pursuant to the advisory fee breakpoints described above.

     PROFITABILITY. The Board Members considered the level of MFS' profits with respect to the management of the Variable Account, including a review of MFS' methodology in allocating its costs to the management of the Variable Account. The Board Members considered the profits realized by MFS in connection with the operation of the Variable Account and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Variable Account.

     PERSONNEL AND INDUSTRY CONDITIONS. The Board Members considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Variable Account. The Board Members also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

     OTHER BENEFITS. Taking into account the risks assumed by MFS, the Board Members considered the character and amount of possible other benefits received by MFS from serving as adviser of the Variable Account and from providing certain administrative services to the Variable Account, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Variable Account. The Board Members also considered benefits to MFS from the use of the Variable Account's portfolio brokerage commissions to pay for research and other similar services.

     The non-interested Board Members were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Board Members determined that the investment advisory agreement was reasonable, fair and in the best interest of the Variable Account and its contract holders. The Board Members also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     MFS is paid maximum investment management fee for each Variable Account as follows:

                                       INVESTMENT MANAGEMENT FEE AS A
  VARIABLE ACCOUNT                 % OF AVERAGE DAILY NET ASSETS ("ADNA")
--------------------     -----------------------------------------------------------
GSVA                     0.55% of first $300 million in ADNA and 0.495% of ADNA in
                         excess of $300 million
------------------------------------------------------------------------------------
MMVA                     0.50%
------------------------------------------------------------------------------------
CAVA
GGVA                     0.75% of first $300 million in ADNA and 0.675% of ADNA in
HYVA                     excess of $300 million
MSVA
TRVA

     Each Variable Account pays its respective fees and expenses of the Board of Managers, independent certified public accountants, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 2001, 2002 or 2003. The investment management fees paid by the Variable Accounts during 2001, 2002 and 2003 respectively, were as follows:



                      MANAGEMENT               MANAGEMENT               MANAGEMENT
                     FEES PAID FOR            FEES PAID FOR            FEES PAID FOR
                      FISCAL YEAR              FISCAL YEAR              FISCAL YEAR
 VARIABLE ACCOUNT     ENDED 2001     % ADNA    ENDED 2002     % ADNA    ENDED 2003     % ADNA
------------------   -------------   ------   -------------   ------   -------------   ------
CAVA                 $   3,870,000     0.74%  $   2,582,434     0.73%  $   2,133,230     0.73%
GGVA                        69,879     0.75          79,081     0.75          91,770     0.70
GSVA                       724,679     0.55         721,752     0.55         689,486     0.55
HYVA                       767,069     0.75         638,082     0.75         686,123     0.75
MMVA                       427,849     0.50         345,632     0.50         249,176     0.50
MSVA                       859,000     0.75         559,909     0.74         465,078     0.74
TRVA                     1,819,897     0.75       1,618,417     0.75       1,502,286     0.76


(2) ADMINISTRATOR

     MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the years ended December 31, 2000, 2001 and 2002 MFS received fees under this Agreement as follows:


                                              2001       2002       2003
                                              ----       ----       ----
CAVA                                        $ 65,000   $ 38,015   $ 26,448
GGVA                                           1,239        920      1,173
GSVA                                          14,593     12,282     12,686
HYVA                                          11,819      8,241      8,941
MMVA                                          10,093      6,748      4,993
MSVA                                          14,000      8,045      5,798
TRVA                                          27,567     21,598     19,424

(3) PORTFOLIO TRANSACTIONS


     In placing orders for any purchases and sales of portfolio securities for the Variable Accounts, MFS will select broker-dealer firms by giving primary consideration to the quality, quantity and nature of the firms' professional services, which include execution and clearance procedures, and may also include market, statistical and other research information provided to the Variable Accounts, MFS and its affiliates. Any research benefits provided by broker-dealers may be available to all clients of MFS or its affiliates, which may include the Company, Sun Life (Canada) and Sun Life Insurance and Annuity Company of New York. Consistent with the foregoing primary consideration and the Conduct Rules of the National Association of Securities Dealers, Inc., MFS may consider sales of the Contracts and other contracts participating in the Variable Accounts as a factor in the selection of such broker-dealer firms. While MFS is primarily responsible for the allocation of the brokerage business of each of the Variable Accounts, the policies and practices of MFS in this regard must be consistent with the foregoing and will at all times be subject to review by the Boards of Managers of the Variable Accounts. Brokerage commissions paid by certain Variable Accounts during 2001, 2002 and 2003 were as follows:



                            BROKERAGE COMMISSIONS PAID
                        -----------------------------------
   VARIABLE ACCOUNT        2001         2002         2003
---------------------   -----------   ---------   ---------
CAVA                    $ 1,313,167   $ 920,126   $ 919,618
MSVA                        544,175     563,413     144,492
TRVA                        244,875     292,869     213,688



     No commissions were paid by HYVA, MMVA, GSVA or GGVA in 2001, 2002 and 2003.


     See Appendix D for transactions in securities of regular broker-dealers and affiliates of regular broker-dealers for the Accounts.

     Each Variable Account entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Variable Account receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Variable Account, including the Variable Account's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

     At times investment decisions may be made to purchase or sell the same security for one or more Variable Accounts and for one or more of the other client portfolios managed by MFS or its advisory affiliate. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. At other times one such client may be purchasing the same security that another client is selling. In this event MFS has discretion to place both such orders with broker-dealers or to arrange for the completion of the transaction between the clients without the use of broker-dealers. The Boards of Managers of the Variable Accounts have authorized MFS to arrange for the Variable Accounts to purchase securities from or to sell securities to another investment company for which MFS or its advisory affiliate serves as investment adviser.

     In addition to using broker-dealers to execute portfolio securities transactions for the Variable Accounts, MFS and/or Clarendon Insurance Agency, Inc., the distributor of the Contracts and a wholly-owned subsidiary of the Company, may enter into other types of business transactions with broker-dealers relating to the distribution of the Contracts. These other transactions will be unrelated to the allocation of the Variable Accounts' portfolio securities transactions.

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

     On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

     The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

     For a description of fixed annuity payments see Appendix B.

     For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

     The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is
0.99989255 for a one day Valuation Period.

     For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                          OTHER CONTRACTUAL PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

     The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

     Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

     Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

     State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") are the Custodians of the assets of the Variable Accounts.

     The Custodian's responsibilities include safekeeping and controlling the Variable Accounts' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Variable Accounts' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Variable Accounts' foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating Accumulation Unit and Annuity Unit values. The Custodian does not determine the investment policies of the Variable Accounts or decide which securities the Variable Accounts will buy or sell. The Variable Accounts may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve--Treasury Department Book Entry System or the Depository Trust Company.

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in the Prospectuses are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403, 408 or 408A or, in the case of Compass 2 Contracts, Section 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary depends on the Company's tax status, upon the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNTS

     The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Accounts are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Accounts are not separately taxable as regulated investment companies or otherwise as taxable entities separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends, and net capital gains) of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     Generally, no tax is imposed on the increase in the value of a Contract held by an individual Owner until distribution occurs, either as annuity payments under the annuity option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date.

     Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated under an immediate annuity (as defined below). This provision applies to earnings on Purchase Payments made after February 28, 1986.

     The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for this Contract, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the 10% penalty tax for early withdrawal is not applicable.

     In the case of a Non-Qualified Contract (other than a Contract issued in exchange for a contract issued prior to August 14, 1982, as discussed above), a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Contract's Accumulation Account), must be treated first as a withdrawal from the excess of the Accumulation Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Owner's income. Similarly, if an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. (For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Owner's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Contract's

Accumulation Account value will not be reduced by the amount of any loan, assignment, or pledge of the Contract. In addition, all non-qualified deferred annuity contracts that are issued by the Company to the same Owner during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal or loan from, or assignment or pledge of, one or more such contracts will be fully includible in the Owner's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts entered into during the calendar year).

     The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the annuity option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the cost basis of the Contract bears to the expected return under the Contract. The remainder of the payment is taxable.

     The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If an Annuitant survives for his full life expectancy so that the Payee recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire basis, the Payee will be allowed a deduction for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

     In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a 10% penalty, except in the circumstances described below. This 10% penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to 10% of the portion of the amount which is includible in the recipient's gross income. This penalty will not apply to distributions which are: (a) made after the Owner has reached age 59 1/2; (b) made to a Beneficiary or to the estate of the Owner upon the death of the Owner; (c) attributable to the Owner's becoming disabled, so as to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration; (d) allocable to Purchase Payments made before August 14, 1982; or (e) one of a series of substantially equal periodic payments made for the life of the Owner or over the joint lives of the Owner and a designated beneficiary. In the case of this last exception payments cannot be made less frequently than annually. Further, any modification of the payment schedule before the later of five years after payments commence or the Owner reaching age 59 1/2 will trigger the penalty tax with respect to current and prior distributions (plus, in the case of prior distributions, interest thereon). The withdrawal penalty does not apply to distributions under an immediate annuity (defined as a single premium contract with an annuity commencement date within one year of the date of purchase). In the case of Contracts issued prior to January 18, 1985, the penalty on taxable cash withdrawals and lump sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

     If the Owner of a Non-Qualified Contract dies before the Annuity Commencement Date, the entire value of the Contract's Accumulation Account must be either (1) distributed within five years after the date of death of the Owner, or (2) distributed over some period not greater than the expected life of the designated Payee, with annuity payments beginning within one year after the date of death of the Owner. These distribution requirements will not apply where the spouse of the Owner is the designated Beneficiary; rather, in such a case, the Contract may be continued in the name of the spouse as Owner. If the Owner/Annuitant dies on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. In the case of Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Owner or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, where the Owner of a Contract is not an individual, the rules requiring distributions upon the death of the Owner will be applied with respect to the Annuitant, resulting in income to the Payee. In such a case, a change in the Annuitant would be treated as the death of the Owner. Distributions required due to the death of the Owner (or, where the Owner is not an individual, to the death of the Annuitant) will not be subject to the 10% penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon death.

     A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. #This provision applies to Contracts issued after April 22, 1987.

     In the case of Qualified Contracts, distributions made prior to age 591/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

     In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

     Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

     The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying non-qualified variable contracts. Contracts that do not comply with these regulations do not qualify as "annuities" for income tax purposes. The Internal Revenue Service has issued Regulations containing diversification requirements for segregated asset accounts and mutual fund series underlying non-qualified variable contracts. The Regulations provide generally that a segregated asset account (such as the Variable Accounts) will be adequately diversified if (1) not more than 55% of its total assets are invested in the securities of one issuer, (2) not more than 70% of its total assets are invested in the securities of two issuers, (3) not more than 80% of its total assets are invested in the securities of three issuers, and (4) not more than 90% of its total assets are invested in the securities of four issuers. In the case of "government securities," each United States government agency or instrumentality is treated as a separate issuer. "Government securities" include any security that is issued or guaranteed by the United States or an instrumentality of the United States and related options, Futures Contracts and Options on Futures Contracts. The Company believes the Variable Accounts comply with the Regulations.

     The preamble to the Regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

                         ADMINISTRATION OF THE CONTRACTS

     The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Variable Accounts. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

                          DISTRIBUTION OF THE CONTRACTS


     The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments under Compass 2 Contracts and 6.11% of the Purchase Payments under Compass 3 Contracts. In addition, after the first Contract Year broker dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value. In addition to commissions, the Company may, from time to time, as permitted by applicable regulations, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts offered by the Company. Commissions will not be paid with respect to Contracts established for the personal accounts of employees of the Company or any of its affiliates or of persons engaged in the distribution of the Contracts. During 2001, 2002 and 2003, the following approximate amounts were paid to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:



                          2001           2002          2003
                          ----           ----          ----
Compass 2              $    91,432   $  65,043.92      $ --
Compass 3                  272,391     249,646.24        --


                      ACCOUNTANTS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Accounts' independent certified public accountants providing auditing and other professional services.

     The financial statements of the Company are included in this SAI.


     The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts' Annual Report to contract owners for the year ended December 31, 2003. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


     The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see "Contract Charges" in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)


CONSOLIDATED STATEMENTS OF INCOME [PAGES 20-58 TO BE UPDATED]


                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------
                                                                       2002          2001          2000
                                                                       ----          ----          ----
                                                                                (IN THOUSANDS)
Revenues
  Premiums and annuity considerations                               $   43,574    $   41,009    $   44,803
  Net investment income                                                265,277       282,492       287,674
  Net realized investment gains (losses)                               136,697        23,694       (19,905)
  Fee and other income                                                 352,403       284,111       297,861
                                                                    ----------    ----------    ----------
Total revenues                                                         797,951       631,306       610,433
                                                                    ----------    ----------    ----------
Benefits and expenses
  Policyowner benefits                                                 337,305       309,688       338,328
  Other operating expenses                                             184,289       151,778       164,870
  Amortization of deferred policy acquisition costs                    243,927       120,733       123,832
                                                                    ----------    ----------    ----------
Total benefits and expenses                                            765,521       582,199       627,030
                                                                    ----------    ----------    ----------
Income (loss) from operations                                           32,430        49,107       (16,597)
  Interest expense                                                      96,497        94,422        44,687
                                                                    ----------    ----------    ----------
Loss before income tax expense                                         (64,067)      (45,315)      (61,284)
                                                                    ----------    ----------    ----------
Income tax (benefit) expense:
  Federal                                                              (46,174)      (26,120)      (61,681)
  State                                                                  1,265        (1,313)       (2,097)
                                                                    ----------    ----------    ----------
  Income tax benefit                                                   (44,909)      (27,433)      (63,778)
                                                                    ----------    ----------    ----------
Net (loss) income before cumulative
  effect of change in accounting principle                             (19,158)      (17,882)        2,494
Cumulative effect of change in accounting principle, net of tax             --        5 ,198            --
                                                                    ----------    ----------    ----------
Net (loss) income                                                   $  (19,158)   $  (12,684)   $    2,494
                                                                    ==========    ==========    ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

CONSOLIDATED BALANCE SHEETS

                                                                                         DECEMBER 31,
                                                                                 ---------------------------
                                                                                     2002           2001
                                                                                     ----           ----
                                                                                     (IN THOUSANDS EXCEPT
                                                                                        PER SHARE DATA)
ASSETS
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
    of $2,104,081 and $2,072,585 in 2002 and 2001, respectively)                 $  2,211,836   $  2,130,688
  Trading fixed maturities at fair value (amortized cost of $1,354,969 and
    $1,020,173 in 2002 and 2001, respectively)                                      1,404,825      1,041,490
  Subordinated note from affiliate held-to-maturity (fair value of $616,520
    and $619,656 in 2002 and 2001, respectively)                                      600,000        600,000
  Equity investment in affiliate                                                       95,803             --
  Short-term investments                                                              171,627        103,296
  Mortgage loans                                                                      778,962        915,730
  Real estate                                                                          79,783         83,545
  Policy loans                                                                         39,317         42,686
  Other invested assets                                                               185,440         66,771
                                                                                 ------------   ------------
Total investments                                                                   5,567,593      4,984,206
Cash and cash equivalents                                                             277,104        180,141
Accrued investment income                                                              66,771         63,428
Deferred policy acquisition costs                                                     585,815        765,716
Outstanding premiums                                                                       --          3,591
Other assets                                                                          124,932         79,527
Separate account assets                                                            13,383,358     16,233,130
                                                                                 ------------   ------------
Total assets                                                                     $ 20,005,573   $ 22,309,739
                                                                                 ============   ============

LIABILITIES

Future contract and policy benefits                                              $    677,163   $    691,406
Contractholder deposit funds and other policy liabilities                           3,517,720      3,145,725
Unearned revenue                                                                        8,628         11,610
Accrued expenses and taxes                                                            117,519        115,466
Deferred federal income taxes                                                         104,736         99,164
Long-term debt payable to affiliates                                                  645,000        565,000
Partnership Capital Securities                                                        607,826        607,826
Other liabilities                                                                      97,123        107,780
Separate account liabilities                                                       13,383,358     16,233,130
                                                                                 ------------   ------------
Total liabilities                                                                  19,159,073     21,577,107
                                                                                 ------------   ------------
Commitments and contingencies--Note 15

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value--10,000 shares authorized;
  6,437 shares issued and outstanding in 2002 and 2001                           $      6,437   $      6,437
Additional paid-in capital                                                            388,672        265,411
Accumulated other comprehensive income                                                 47,384         37,619
Retained earnings                                                                     404,007        423,165
                                                                                 ------------   ------------
Total stockholder's equity                                                            846,500        732,632
                                                                                 ------------   ------------
Total liabilities and stockholder's equity                                       $ 20,005,573   $ 22,309,739
                                                                                 ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                     --------------------------------
                                                                     2002         2001         2000
                                                                     ----         ----         ----
                                                                              (IN THOUSANDS)
Net (loss) income                                                  $ (19,158)   $(12,684) $      2,494
                                                                   ---------    --------  ------------
Other comprehensive income
  Net change in unrealized holding gains (losses) on
    available-for-sale securities, net of tax and
      policyholder amounts                                            27,448        4,589       20,697
  Reclassification adjustments of realized investment (gains)
    losses into net income (loss)                                    (14,177)      (5,519)       9,725
                                                                   ---------    --------  ------------
  Other comprehensive income (loss)                                   13,271         (930)      30,422
                                                                   ---------    --------  ------------
Comprehensive (loss) income                                        $  (5,887)   $ (13,614)   $  32,916
                                                                   =========    =========    =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------
                                                                 ACCUMULATED
                                                  ADDITIONAL        OTHER                        TOTAL
                                                    PAID-IN     COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                  COMMON STOCK      CAPITAL        INCOME        EARNINGS       EQUITY
                                  ------------    ----------    -------------   ----------   -------------
                                                            (IN THOUSANDS)
Balance at December 31, 1999      $      6,437    $  199,355    $       8,127   $  458,355   $     672,274
  Net income                                                                         2,494           2,494
  Dividends declared                                                               (10,000)        (10,000)
  Additional paid-in-capital                          66,056                                        66,056
  Other comprehensive income                                           30,422                       30,422
                                  ------------    ----------    -------------   ----------   -------------
Balance at December 31, 2000             6,437       265,411           38,549      450,849         761,246
  Net loss                                                                         (12,684)        (12,684)
  Dividends declared                                                               (15,000)        (15,000)
  Other comprehensive loss                                               (930)                        (930)
                                  ------------    ----------    -------------   ----------   -------------
Balance at December 31, 2001             6,437       265,411           37,619      423,165         732,632
  Net loss                                                                         (19,158)        (19,158)
  Additional paid-in-capital                         100,000                                       100,000
  Other comprehensive income                                           13,271                       13,271
  Deconsolidation of SLNY                             23,261           (3,506)                      19,755
                                  ------------    ----------    -------------   ----------   -------------
Balance at December 31, 2002      $      6,437    $  388,672    $      47,384   $  404,007   $     846,500
                                  ============    ==========    =============   ==========   =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                --------------------------------------------
                                                                     2002          2001          2000
                                                                     ----          ----          ----
                                                                               (IN THOUSANDS)
Cash Flows From Operating Activities:
  Net (loss) income from operations                             $    (19,158)   $    (12,684)   $      2,494
  Adjustments to reconcile net income (loss) to net cash
    used in operating activities:
      Amortization of discount and premiums                           11,181           3,230            (790)
      Depreciation and amortization                                    1,876           1,602           2,846
      Net realized (gains) losses on investments                    (136,697)        (23,676)         19,906
      Net unrealized (gains) on trading fixed maturities             (47,565)         (8,651)        (14,905)
      Interest credited to contractholder deposits                   129,610         175,916         195,533
      Deferred federal income taxes                                   28,529          55,700         (53,139)
      Cumulative effect of change in accounting principle,
        net of tax                                                        --          (5,198)             --
Changes in assets and liabilities:
  Deferred acquisition costs                                         148,684         (17,146)        (83,037)
  Accrued investment income                                           (5,324)          1,481          (5,732)
  Other assets                                                       (29,116)        (45,919)         14,984
  Future contract and policy benefits                                 26,174         (23,255)        (14,462)
  Other, net                                                          25,971          55,150          40,980
Net purchases of trading fixed maturities                           (369,794)       (372,352)       (634,365)
                                                                ------------    ------------    ------------
Net cash used in operating activities                               (235,629)       (215,802)       (529,687)
                                                                ------------    ------------    ------------
Cash Flows From Investing Activities:
  Sales, maturities and repayments of:
    Available-for-sale fixed maturities                            1,333,976       1,250,971       1,001,902
    Net cash from sale of subsidiary                                   3,331              --              --
    Other invested assets                                            239,737           4,392              --
    Mortgage loans                                                   234,191         112,422         208,542
    Real estate                                                        6,036          10,009          35,951
  Purchases of:
    Available-for-sale fixed maturities                           (1,532,791)       (823,289)       (738,259)
    Subsidiaries                                                          --          (4,965)             --
    Other invested assets                                           (233,255)         (1,087)         (2,221)
    Mortgage loans                                                  (112,479)       (184,787)       (121,897)
    Real estate                                                       (3,634)        (16,284)        (14,997)
  Changes in other investing activities, net                          (8,109)          1,261           2,768
  Net change in policy loans                                           3,098             128            (799)
  Net change in short-term investments                               (81,713)          8,782          34,924
                                                                ------------    ------------    ------------
Net cash (used in) provided by investing activities                 (151,612)        357,553         405,914
                                                                ------------    ------------    ------------
Cash Flows From Financing Activities:
  Deposits to contractholder deposit funds                         1,178,908       1,557,468       1,962,257
  Withdrawals from contractholder deposit funds                     (855,834)     (1,894,134)     (1,988,702)
  Issuance of long-term debt                                          80,000
  Dividends paid to stockholder                                           --         (15,000)        (10,000)
  Additional capital contributed                                     100,000              --              --
                                                                ------------    ------------    ------------
Net cash provided by (used in) financing activities                  503,074        (351,666)        (36,445)
                                                                ------------    ------------    ------------
Net change in cash and cash equivalents                              115,833        (209,915)       (160,218)
  Cash and cash equivalents, beginning of year                       180,141         390,056         550,274
  Cash from deconsolidation of subsidiary                            (18,870)             --              --
                                                                ------------    ------------    ------------
  Cash and cash equivalents, end of year                        $    277,104    $    180,141    $    390,056
                                                                ============    ============    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

                                          FOR THE YEARS ENDED DECEMBER 31,
                                       -------------------------------------
                                          2002          2001         2000
                                          ----          ----         ----
                                                  (IN THOUSANDS)
Supplemental Cash Flow Information
  Interest paid                        $   96,414    $   94,422   $   43,266
  Income taxes (refunded) paid            (14,904)       10,887       63,692
Non-cash Transactions

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65.5 million of additional paid in capital.

On December 31, 2002, the operations of Sun Life Assurance and Annuity Company of New York, were merged with another affiliated company, Keyport Benefit Life Insurance Company. As a result of this merger Keyport Life Insurance Company, the former parent company of Keyport Benefit Life Insurance Company and an affiliate of the Company, owns 67% of the combined entity and the Company retained a 33% interest in the combined entity.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2002, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's insurance affiliate, Sun Life Insurance and Annuity Company of New York ("SLNY"), is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability and stop loss insurance, third party insurance administration, and other asset management services.

The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. ("SLC (U.S.) Holdings"), which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company domiciled in Canada that reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("SLF"), is now the ultimate parent of SLOC.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2002, the Company owned all of the outstanding shares of Sun Life Financial Services Limited ("SLFSL"), Sun Benefit Services Company, Inc. ("SBSC"), Sun Capital Advisers, Inc. ("SCA"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1), Sun Life of Canada (U.S.) Holdings General Partner, Inc. ("the General Partner"), Vision Financial Corporation ("Vision") and Clarendon Insurance Agency, Inc ("Clarendon"). The results are also consolidated with Sun Life of Canada Funding, LLC ("SLOC Funding"), which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I ("the Partnership"), for which the General Partner is the sole general partner.

On December 31, 2002, the operations of SLNY were merged with another affiliated company, Keyport Benefit Life Insurance Company, ("KBL"). As a result of this merger Keyport Life Insurance Company ("Keyport"), the former parent company of KBL and an affiliate of the Company, owns 67% of the combined entity and the Company retained a 33% interest in the combined entity. For the year ended December 31, 2002, the results of operations for SLNY were consolidated with the Company's results. As of December 31, 2002, the assets and liabilities of SLNY are no longer consolidated with the Company.

On December 18, 2002 the Company sold its interest in its' wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, Sun Life Financial (U.S.) Holdings, Inc. ("SLF Holdings"), for $10.5 million. No gain or loss was realized on this transaction. Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF.

SLNY is engaged in the sale of individual fixed and variable annuity contracts and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SLFSL serves as the marketing administrator for the distribution of the offshore products of SLOC, an affiliate. SCA is a registered investment adviser. SPE 97-I, was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. As of December 31, 2002, SBSC was inactive. SLOC Funding, was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLF Holdings, and to issue Partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I").

On March 12, 2001, the Company purchased Vision for approximately $5.0 million. Vision, based in Keene, N.H., is a third-party administrator that specializes in the administration of insurance products sold at the worksite. The Company has recorded the acquisition using the purchase method of accounting and in connection with the acquisition recorded approximately $1.6 million of goodwill. The results of operations of Vision for the years ended December 31, 2002 and 2001 were not material to the consolidated financial statements.

In June 2000, the Company sold Sun Life Information Services Ireland, Limited ("SLISL") to SLOC. SLISL provides information systems development services to SLOC and its subsidiaries.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs ("DAC"), investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of amortization of DAC and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Other invested assets consist primarily of a leveraged lease, derivative investments and tax credit partnerships.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed quarterly and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for traditional life and, health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts ("GICS"). The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss, and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees and contract fees and are recognized when earned.

INCOME TAXES

The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2002 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value are recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets". These Statements changed the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method is prohibited. Second, SFAS No. 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, ceased upon adoption of SFAS No. 142, which was January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company.

In November of 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others" ("FIN No. 45"). FIN No. 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN No. 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN No. 45. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the adoption of FIN No. 45 to have a significant impact on the Company's consolidated financial statements. FIN No. 45 did not require the Company to include any additional disclosures related to guarantees in the financial statements for the year ended December 31, 2002.

In January of 2003 the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). FIN No. 46 addresses off-balance sheet financing entities. The Company will adopt FIN No. 46 as required in fiscal 2003 and is currently evaluating its effect on the consolidated financial statements. Although the Company is still evaluating the effect of FIN No. 46, it is reasonably possible that FIN No. 46 may require consolidation of, or additional disclosures related to, the entity described below.

The Company, through its subsidiary, SCA, may have to consolidate, Solar Investment Grade CBO II Limited, the special purpose entity ("SPE") used to facilitate the collateralized debt offering SOLAR CBO II. As of December 31, 2002 the assets and liabilities of this entity were approximately $409.0 million and $407.0 million, respectively. The actual amount that may be consolidated is dependent on the analysis of expected losses and residual returns as compared to the other equity holders and sub-collateral managers. The Company's maximum exposure to loss as a result of its investment is approximately $9.8 million at December 31, 2002.

Additionally, the Company and its affiliates act as collateral manager in several other collateralized debt and mortgage obligation transactions in which the Company is the transferor of assets to a Qualified SPE. In these transactions, the Company establishes a trust, as a Qualified SPE, that purchases a portfolio of assets and issues trust certificates that represent interests in the portfolio of assets. In addition to receiving variable compensation for managing the portfolio, the Company also may retain certain trust certificates. These transactions will not require consolidation because a Qualified SPE was used to facilitate the transactions.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts." This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. The Company is in the process of evaluating the provisions of this SOP and its impact to the Company's financial position or results of operations.

2.  SIGNIFICANT TRANSACTIONS WITH AFFILIATES

On December 31, 2002, KBL, a wholly owned subsidiary of Keyport, an affiliate, merged with and into the Company's wholly-owned life insurance subsidiary, SLNY. Keyport and its subsidiaries, including KBL, were purchased on October 31, 2001 by SLC (U.S.) Holdings, an upstream parent of the Company. As a result of the merger, the Company continued to hold 2,000 shares of SLNY's common stock; however, the par value of the common stock was converted to $350 per share. In exchange for its investment in KBL, SLNY issued Keyport 4,001 shares of its common stock valued at $350 per share. As a result of the share issuance and change in par value, the Company's ownership percentage of SLNY became 33%, with Keyport holding the remaining 67%. The accounting for this transaction resulted in $23.3 million of additional paid-in-capital to the Company.

On December 31, 2002, prior to the completion of the merger, the Company contributed capital in the amount of $14.85 million to SLNY. Keyport contributed capital totaling $30.15 million to KBL. These contributions were approved by the respective boards of directors in anticipation of the merger transaction.

On December 18, 2002 the Company sold its' wholly-owned subsidiary, SLD to another affiliate, SLF Holdings, for $10.5 million. No gain or loss was realized on this transaction.

On September 24, 2002, the Company received a $100 million capital contribution from its parent, SLC (U.S.) Holdings.

The Company has an administrative services agreement with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $24.0 million and $13.8 million for the years ended December 31, 2002 and 2001, respectively.

The Company has agreements with Keyport and certain of its subsidiaries under which the Company provides wholesale distribution services in connection with certain annuity products offered by Keyport. Amounts received under this agreement amounted to approximately $22.4 million for the year ended December 31, 2002.

On January 14, 2000, the Company purchased two separate $100 million notes from MFS, one with an interest rate of 8.60% due August 11, 2004, and the other with an interest rate of 7.93% due August 11, 2003. On November 1, 2000, MFS repaid the $100 million note with an original maturity of August 11, 2003.

On May 29, 2002, the Company sold its $100 million note from MFS, an affiliate, to Keyport, another affiliate, for approximately $108 million. The note was included in fixed maturities available-for-sale at December 31, 2001. The note was sold at a gain of $8 million.

On June 27, 2000, the Company sold SLISL to SLOC. The Company realized a pretax gain of $451,000 on the sale.

During 2001 and 2000, the Company declared and paid dividends in the amount of $15 million, and $10 million, respectively, to its parent, SLC (U.S.) Holdings. The Company did not make any dividend payments in 2002.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $37.1 million in 2002, $40.3 million in 2001, and $31.9 million in 2000.

On December 21, 2000, the Company's parent, SLC (U.S.) Holdings, transferred its ownership in all 200 shares issued and outstanding of the General Partner to the Company in exchange for 537 shares of the Company's common stock totaling $537,000, plus $65.5 million of additional paid in capital. As a result of the acquisition of the General Partner on December 21, 2000, and its ownership interest in the Partnership, the Company became the owner of a $600 million 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, SLC (U.S.) Holdings. The Company also assumed the liability of the partnership capital securities issued to Capital Trust I, a Delaware business trust sponsored by the Company's parent. Partnership capital securities issued of $600.01 million accrue interest at 8.526% and have no scheduled maturity date. The partnership capital securities, which represent the limited partner interest of the Partnership, may be redeemed on or after May 6, 2027. The Company has accounted for the acquisition of the General Partner using the purchase method of accounting.

The following proforma statement of income for the year ended December 31, 2000 illustrates the Company's results of operations as if the acquisition of the General Partner took place at the beginning of the year.

                                                                        PROFORMA
                                                                          2000
                                                                        --------
Revenues
  Premiums and annuity considerations                                   $     45
  Net investment income                                                      339
  Net realized investment gains (losses)                                     (20)
  Fee and other income                                                       298
                                                                        --------
Total revenues                                                               662
                                                                        --------
Benefits and expenses
  Policyowner benefits                                                       338
  Other operating expenses                                                   165
  Amortization of deferred policy acquisition costs                          124
                                                                        --------
Total benefits and expenses                                                  627
                                                                        --------
Income (loss) from operations                                                 35
  Interest expense                                                            95
                                                                        --------
Income (loss) before income tax expense and discontinued Operations          (60)
                                                                        --------
Income tax expense (benefit):
  Federal                                                                    (62)
  State                                                                       (2)
                                                                        --------
  Income tax expense (benefit)                                               (64)
                                                                        --------
Net income from continuing operations                                          4
Net loss on disposal of subsidiaries, after tax                               --
Discontinued operations                                                       --
                                                                        --------
Net income                                                              $      4
                                                                        ========

Effective January 2002, essentially all United States employees of Keyport, an affiliate, and SLOC became employees of the Company. As a result, the Company has assumed most of the operating expenses of Keyport, including salaries and benefits, as well as the salaries and benefits previously incurred by SLOC in the United States. In accordance with a tri-party management service agreement between the Company, Keyport, and SLOC, the Company provides personnel and certain services to Keyport and SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $51.7 million for the year ended December 31, 2002. Management believes inter-company revenues and expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2005 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term which is ending. Rent received by the Company under the leases amounted to approximately $11.7 million, $8.8 million, and $7.8 million in 2002, 2001 and 2000, respectively.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with SLOC.

On July 25, 2002, the Company issued an $80 million promissory note at 5.71%, maturing June 30, 2012 to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) Ltd"). The Company pays interest semi-annually to Sun Life (Hungary), Ltd. On December 31, 2002 the Company paid $1.9 million in interest. The proceeds of the note were used to purchase fixed rate government and corporate bonds.

The Company had $565 million of surplus notes issued to its parent, SLC (U.S.) Holdings, as of December 31, 2000. In October 2001, SLC (U.S.) Holdings transferred its ownership in the Company's surplus notes totaling $565 million to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company, at book value.

The Company has accrued $4.3 million for unpaid interest on surplus notes held by an affiliate at December 31, 2002 and 2001, respectively. The Company expensed $43.3 million for interest on these surplus notes for the years ended December 31, 2002, 2001 and 2000, respectively.

The following table lists the details of notes due to affiliates:

                                 PRINCIPAL   MATURITY    RATE
                                 ---------   --------   ------
                                 $ 150,000   12/15/07    6.625%
                                   150,000   12/15/15    7.250%
                                     7,500   12/15/15    6.125%
                                     7,500   12/15/07    5.750%
                                    80,000   06/30/12    5.710%
                                   250,000   11/06/27    8.625%
                                 ---------
                                 $ 645,000
                                 =========

3.  INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of fixed maturities were as follows:

                                                                     DECEMBER 31, 2002
                                                   ------------------------------------------------------
                                                                    GROSS         GROSS        ESTIMATED
                                                    AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                      COST          GAINS        LOSSES          VALUE
                                                   -----------   -----------   -----------    -----------
Available-for-sale fixed maturities:
  Asset Backed and Mortgage Backed Securities      $   357,446   $    11,085   $    (1,584)   $   366,947
  Foreign Government & Agency Securities                25,303         2,062            --         27,365
  States & Political Subdivisions                          500            15            --            515
  U.S. Treasury & Agency Securities                    311,947        11,825          (256)       323,516
Corporate securities:
  Basic Industry                                       101,266        10,283        (1,178)       110,371
  Capital Goods                                         96,485        10,681          (289)       106,877
  Communications                                        84,698         4,658        (3,271)        86,085
  Consumer Cyclical                                    111,070         6,837        (3,286)       114,621
  Consumer Noncyclical                                 111,617        14,240        (2,924)       122,933
  Energy                                                70,451         8,566        (1,830)        77,187
  Finance                                              337,750        17,911        (4,737)       350,924
  Industrial Other                                      68,302        10,677           (79)        78,900
  Technology                                             4,782           161            --          4,943
  Transportation                                       134,799         8,140       (14,005)       128,934
  Utilities                                            287,665        28,129        (4,076)       311,718
                                                   -----------   -----------   -----------    -----------
Total Corporate                                      1,408,885       120,283       (35,675)     1,493,493
                                                   -----------   -----------   -----------    -----------
Total available-for-sale fixed maturities          $ 2,104,081   $   145,270   $   (37,515)   $ 2,211,836
                                                   ===========   ===========   ===========    ===========
Trading fixed maturities:
  Asset Backed and Mortgage Backed Securities      $    87,470   $     8,017   $        --    $    95,487
  Foreign Government & Agency Securities                 4,568         1,012            --          5,580
  States & Political Subdivisions                           --            --            --             --
  U.S. Treasury & Agency Securities                     23,491           423            --         23,914
Corporate securities:
  Basic Industry                                        59,201         6,283          (297)        65,187
  Capital Goods                                         56,432         5,255        (1,600)        60,087
  Communications                                       120,120        10,688          (620)       130,188
  Consumer Cyclical                                    146,174        12,244          (207)       158,211
  Consumer Noncyclical                                  25,106           675        (2,951)        22,830
  Energy                                                90,471         7,428        (3,405)        94,494
  Finance                                              351,478        27,364          (688)       378,154
  Industrial Other                                      64,185         5,606          (119)        69,672
  Technology                                             3,805            --          (155)         3,650
  Transportation                                        80,555         6,481       (10,711)        76,325
  Utilities                                            241,913        10,081       (30,948)       221,046
                                                   -----------   -----------   -----------    -----------
Total Corporate                                      1,239,440        92,105       (51,701)     1,279,844
                                                   -----------   -----------   -----------    -----------
Total trading fixed maturities                     $ 1,354,969   $   101,557   $   (51,701)   $ 1,404,825
                                                   ===========   ===========   ===========    ===========
Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                 $   600,000   $    16,520   $        --    $   616,520
                                                   -----------   -----------   -----------    -----------
Total held-to-maturity fixed maturities            $   600,000   $    16,520   $        --    $   616,520
                                                   ===========   ===========   ===========    ===========

FIXED MATURITIES

                                                                     DECEMBER 31, 2001
                                                   ------------------------------------------------------
                                                                    GROSS         GROSS        ESTIMATED
                                                    AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                      COST          GAINS        LOSSES          VALUE
                                                   -----------   -----------   -----------    -----------
Available-for-sale fixed maturities:
  Asset Backed and Mortgage Backed Securities      $   282,151   $     5,123   $    (2,352)   $   284,922
  Foreign Government & Agency Securities                24,105         1,344            --         25,449
  States & Political Subdivisions                          254            15            --            269
  U.S. Treasury & Agency Securities                    142,892         5,695          (951)       147,636
Corporate securities:
  Basic Industry                                       102,983         5,935        (7,092)       101,826
  Capital Goods                                        132,343         7,406           (90)       139,659
  Communications                                       108,810         5,926          (517)       114,219
  Consumer Cyclical                                    138,538         6,688        (2,080)       143,146
  Consumer Noncyclical                                 121,149         9,243          (904)       129,488
  Energy                                                82,913         5,029        (1,245)        86,697
  Finance                                              378,522        11,257        (3,518)       386,261
  Industrial Other                                      80,099         6,791          (294)        86,596
  Technology                                             6,988           280            --          7,268
  Transportation                                       151,613         9,663       (15,697)       145,579
  Utilities                                            319,225        18,200        (5,752)       331,673
                                                   -----------   -----------   -----------    -----------
Total Corporate                                      1,623,183        86,418       (37,189)     1,672,412
                                                   -----------   -----------   -----------    -----------
Total available-for-sale fixed maturities          $ 2,072,585   $    98,595   $   (40,492)   $ 2,130,688
                                                   ===========   ===========   ===========    ===========
Trading fixed maturities:
  Asset Backed and Mortgage Backed Securities      $    84,928   $     1,336   $      (283)   $    85,981
  Foreign Government & Agency Securities                 4,513           453            --          4,966
  States & Political Subdivisions                           --            --            --             --
  U.S. Treasury & Agency Securities                         --            --            --             --
Corporate securities:
  Basic Industry                                        46,541         1,916          (319)        48,138
  Capital Goods                                         41,396         2,315           (70)        43,641
  Communications                                       131,840         4,847        (3,913)       132,774
  Consumer Cyclical                                    117,892         4,351        (1,186)       121,057
  Consumer Noncyclical                                  21,539         1,146           (62)        22,623
  Energy                                                76,145         2,019        (1,793)        76,371
  Finance                                              267,355        12,355          (929)       278,781
  Industrial Other                                      45,959         1,746          (430)        47,275
  Technology                                             2,977             3            --          2,980
  Transportation                                        82,740         2,974        (2,635)        83,079
  Utilities                                             96,348         1,626        (4,150)        93,824
                                                   -----------   -----------   -----------    -----------
  Total Corporate                                      930,732        35,298       (15,487)       950,543
                                                   -----------   -----------   -----------    -----------
Total trading fixed maturities                     $ 1,020,173   $    37,087   $   (15,770)   $ 1,041,490
                                                   ===========   ===========   ===========    ===========
Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                 $   600,000   $    19,656          $ --    $   619,656
                                                   -----------   -----------   -----------    -----------
Total held-to-maturity fixed maturities            $   600,000   $    19,656          $ --    $   619,656
                                                   ===========   ===========   ===========    ===========

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                            DECEMBER 31, 2002
                                                        -------------------------
                                                         AMORTIZED     ESTIMATED
                                                           COST       FAIR VALUE
                                                           ----       ----------
Maturities of available-for-sale fixed securities:
  Due in one year or less                               $    85,272   $    86,299
  Due after one year through five years                     597,290       619,761
  Due after five years through ten years                    653,675       702,306
  Due after ten years                                       410,398       436,523
                                                        -----------   -----------
  Subtotal--Maturities available-for-sale               $ 1,746,635   $ 1,844,889
Asset-backed securities                                     357,446       366,947
                                                        -----------   -----------
  Total Available-for-sale                              $ 2,104,081   $ 2,211,836
                                                        ===========   ===========
Maturities of trading fixed securities:
  Due in one year or less                               $    11,122   $    11,007
  Due after one year through five years                     482,935       492,081
  Due after five years through ten years                    529,771       541,779
  Due after ten years                                       243,671       264,471
                                                        -----------   -----------
  Subtotal--Maturities of trading                       $ 1,267,499   $ 1,309,338
Asset-backed securities                                      87,470        95,487
  Total Trading                                         $ 1,354,969   $ 1,404,825
                                                        ===========   ===========
Maturities of held-to-maturity fixed securities:
  Due after ten years                                   $   600,000   $   616,520
                                                        ===========   ===========

Gross gains of $28.1 million, $15.5 million and $9.1 million and gross losses of $6.3 million, $7.0 million and $24.0 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2002, 2001, and 2000, respectively.

Fixed maturities with an amortized cost of approximately $2.7 million and $3.1 million at December 31, 2002 and 2001, respectively, were on deposit with federal and state governmental authorities as required by law.

At December 31, 2002 and 2001, $37.0 million and $32.9 million of fixed maturities were pledged as collateral and are included with fixed maturities.

As of December 31, 2002 and 2001, 93% and 96%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2002, 2001, and 2000 the Company incurred realized losses totaling $27.5 million, $5.5 million, and $15.0 million, respectively for other than temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature. During 2002, $1.4 million of the 2001 losses was recovered and is included in realized gains. The Company has stopped accruing income on several of its holdings for issuers that are in default. $1.9 million, $0.4 million and $0.2 million of interest income on these holdings was not accrued during 2002, 2001, and 2000, respectively.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows:

                                          DECEMBER 31,
                                      ---------------------
                                        2002        2001
                                        ----        ----
Total mortgage loans                  $ 778,962   $ 915,730
                                      =========   =========
Real estate:
  Held-for-sale                              --       1,490
  Held for production of income          79,783      82,055
                                      ---------   ---------
Total real estate                     $  79,783   $  83,545
                                      =========   =========

Real estate held for the production of income primarily consists of the Sun Life office park located in Wellesley Hills, MA. Accumulated depreciation on real estate was $17.9 million and $16.1 million at December 31, 2002 and 2001, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $9.0 million and $17.9 million at December 31, 2002 and 2001, respectively, against which there are allowances for losses of $7.0 million and $7.1 million, respectively.

The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows:

                            BALANCE AT                                 BALANCE AT
                            JANUARY 1,   ADDITIONS    SUBTRACTIONS    DECEMBER 31,
                            ----------   ---------    ------------    ------------
2002
  Mortgage loans             $  7,140     $    483      $  (607)        $  7,016

2001
  Mortgage loans             $  4,675     $  3,095      $  (630)        $  7,140

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                  DECEMBER 31,
                                           ------------------------
                                              2002          2001
                                              ----          ----
Property Type:
  Office building                          $  322,957    $  369,535
  Residential                                  32,114        39,254
  Retail                                      314,750       389,972
  Industrial/warehouse                        178,777       190,672
  Other                                        17,163        16,982
  Valuation allowances                         (7,016)       (7,140)
                                           ----------    ----------
Total                                      $  858,745    $  999,275
                                           ==========    ==========

                                                  DECEMBER 31,
                                           ------------------------
                                              2002          2001
                                              ----          ----
Geographic region:
  Arizona                                  $   17,999    $   21,221
  California                                   70,370        95,861
  Colorado                                      7,324         8,245
  Connecticut                                  26,418        37,208
  Delaware                                      6,322         6,707
  Florida                                      32,009        40,359
  Georgia                                      61,742        71,037
  Indiana                                      13,295        15,015
  Kentucky                                      9,537        13,824
  Louisiana                                    14,101        15,221
  Maryland                                     14,545        19,730
  Massachusetts                               114,019       116,971
  Michigan                                     35,662        44,549
  Nevada                                        4,581         3,891
  New Jersey                                   16,333        24,047
  New York                                     94,205        88,812
  North Carolina                               23,479        14,889
  Ohio                                         39,405        29,137
  Oregon                                        5,415         8,131
  Pennsylvania                                 98,990       122,275
  Tennessee                                     9,236        15,345
  Texas                                        17,351        29,071
  Utah                                         16,582        18,179
  Virginia                                     24,433        27,840
  Washington                                   52,207        62,439
  All other                                    40,201        56,411
  Valuation allowances                         (7,016)       (7,140)
                                           ----------    ----------
Total                                      $  858,745    $  999,275
                                           ==========    ==========

At December 31, 2002, scheduled mortgage loan maturities were as follows:

                       2003                                      $  22,707
                       2004                                         27,585
                       2005                                         64,054
                       2006                                         25,711
                       2007                                         69,860
                       Thereafter                                  569,045
                                                                 ---------
                       Total                                     $ 778,962
                                                                 =========

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $12.1 million and $39.8 million at December 31, 2002 and 2001, respectively.

During 2002 and 2000, the Company sold commercial mortgage loans in securitization transactions. In these transactions the Company established a trust, as a Qualified SPE to purchase the assets and issue the trust certificates. In the transactions, the Company retained investment tranches as well as servicing rights. The investors in the securitization trusts have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $4.5 million and $763,000 for the 2002 and 2000 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2002 were as follows:

                                                         CLASS AA    CLASS A    CLASS BBB
                                                         --------    -------    ---------
Prepayment speed                                                0          0            0
Weighted average life in years                              6.532      6.843        8.417
Expected credit losses                                          0          0            0
Residual cash flows discount rate                           6.064      6.511        7.562
Treasury rate interpolated for average life                 4.571      4.600        4.682
Spread over treasuries                                      1.493%     1.911%       2.880%
Duration in years                                            5.22      5.263        6.013

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows:

                                                               COMMERCIAL MORTGAGES
                                                          ------------------------------
                                                          CLASS AA   CLASS A   CLASS BBB
                                                          --------   -------   ---------
Carrying amount of retained Interests                     $  2,911   $ 1,391   $   1,980
Fair value of retained interests                             3,427     1,599       2,282
Weighted average life in years                                4.99      5.04        5.76
Expected Credit Losses
  Impact on fair value of .20% of adverse change             2,862     1,269       1,725
  Impact on fair value of .30% of adverse change             2,861     1,267       1,616
Residual Cash flows Discount Rate
  Impact on fair value of 10% of adverse change              2,811     1,248       1,768
  Impact on fair value of 20% of adverse change              2,760     1,224       1,734

The total principal amount of the commercial mortgage loans was $72.7 million at December 31, 2002, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of securitization and at December 31, 2002.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2000 were as follows:

                                                                     CLASS B     CLASS I
                                                                     -------     -------
Prepayment speed                                                           0           0
Weighted average life in years                                          7.25        4.54
Expected credit losses                                                     0           0
Residual cash flows discount rate                                      7.798       8.844
Treasury rate interpolated for average life                             4.97        4.96
Spread over treasuries                                                  2.83%       3.88%
Duration in years                                                      5.201       3.611

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows:

                                                                    COMMERCIAL MORTGAGES
                                                                    --------------------
                                                                     CLASS B     CLASS I
                                                                     -------     -------
Carrying amount of retained Interests                               $ 14,933   $   8,818
Fair value of retained interests                                      16,460       8,099
Weighted average life in years                                          9.57        3.80
Expected Credit Losses
  Impact on fair value of .025% of adverse change                          0           0
  Impact on fair value of 20% of adverse change                            0           0
Residual Cash flows Discount Rate
  Impact on fair value of 10% of adverse change                       16,250       7,810
  Impact on fair value of 20% of adverse change                       16,037       7,754

The total principal amount of the commercial mortgage loans was $165.8 million at December 31, 2002, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of securitization and at December 31, 2002.

SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2002 and 2001. The income resulting from this program was $252,000, $126,000, and $48,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

LEVERAGED LEASES

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements:

                                                          YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------
                                                            2002          2001
                                                         ----------    ----------
Lease contract receivable                                $   56,760    $   68,418
Less: non-recourse debt                                     (23,485)      (36,096)
                                                         ----------    ----------
Net Receivable                                               33,275        32,322
Estimated value of leased assets                             21,420        21,420
Less: unearned and deferred income                          (17,323)      (18,231)
                                                         ----------    ----------
Investment in leveraged leases                               37,372        35,511
Less: fees                                                     (187)         (212)
                                                         ----------    ----------
Net investment in leveraged leases                       $   37,185    $   35,299
                                                         ==========    ==========

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

SWAPS

Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

In 2000, the Company launched a new GIC program. Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

The net (decrease) increase in net investment income related to swap settlement payments was $(34.2) million, $(23.5) million, and $.2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company does not employ hedge accounting treatment. As a result, changes in the fair value of swaps are reported in current period operations as a component of net investment income. The net decrease to net investment income due to changes in the fair value of swaps was $73.1 million, $64.3 million and $53.4 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company recognized gross realized gains on swaps of $3.9 million, $6.2 million and $3.9 million in 2002, 2001, and 2000, respectively, as well as gross realized losses of $12.0 million, $8.9 million, and $1.2 million during 2002, 2001, and 2000, respectively.

The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2002 and 2001, the Company's derivatives had no significant concentration of credit risk.

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral that is required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2002 and 2001, $37.0 million and $32.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

OPTIONS

Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

The net increase (decrease) in net investment income related to changes in the fair value of options was $9.0 million, $(28.9) million and $(13.5) million for the years ended December 31, 2002, 2001 and 2000, respectively. The Company does not employ hedge accounting treatment. As a result, changes in the fair value of swaps are reported in current period operations as a component of net investment income.

The Company recognized gross realized gains on options of $140.5 million, $4.0 million and $0 in 2002, 2001, and 2000, respectively, as well as gross realized losses of $10.9 million, $0, and $0 during 2002, 2001, and 2000, respectively.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

                                                                 OUTSTANDING AT
                                                                DECEMBER 31, 2002
                                                         ---------------------------------
                                                          NOTIONAL
                                                          PRINCIPAL         FAIR VALUE
                                                           AMOUNTS       ASSET (LIABILITY)
                                                         ------------   ------------------
Interest rate swaps                                      $  1,683,250   $         (182,204)
Currency swaps                                                761,424               97,398
Equity swaps                                                  293,994               (3,171)
Equity index options                                        1,153,168              213,174
                                                         ------------   ------------------
Total                                                    $  3,891,836   $          125,197
                                                         ============   ==================

                                                                 OUTSTANDING AT
                                                                DECEMBER 31, 2001
                                                         ---------------------------------
                                                          NOTIONAL
                                                          PRINCIPAL         FAIR VALUE
                                                           AMOUNTS       ASSET (LIABILITY)
                                                         ------------   ------------------
Interest rate swaps                                      $  1,327,496   $          (73,495)
Currency swaps                                                697,557              (22,918)
Equity swaps                                                  259,607              (34,008)
Equity index options                                        1,428,323               81,000
                                                         ------------   ------------------
Total                                                    $  3,712,983   $          (49,421)
                                                         ============   ==================

At December 31, 2002, the net unrealized gains on derivatives are included with other invested assets. As of December 31, 2001, the net unrealized losses are included with other liabilities on the financial statements.

4.  NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following:

                                         2002           2001           2000
                                      -----------    -----------    -----------
Fixed maturities                      $    37,633    $    29,694    $   (14,962)
Mortgage and other loans                    4,648         (2,557)         2,057
Real estate                                   514          1,150          5,211
Derivative instruments                    121,445          1,261          2,768
Short term investments                          2            196            (22)
Write-down of fixed maturities            (27,545)        (6,050)       (14,957)
                                      -----------    -----------    -----------
Total                                 $   136,697    $    23,694    $   (19,905)
                                      ===========    ===========    ===========

5.  NET INVESTMENT INCOME

Net investment income consisted of the following:

                                         2002           2001           2000
                                      -----------    -----------    -----------
Fixed maturities                      $   289,196    $   320,810    $   265,608
Equity securities                              --             --             --
Mortgage and other loans                   69,802         73,050         77,807
Real estate                                 7,855          5,961          8,868
Policy loans                                2,645          2,967          3,047
Derivatives                               (98,363)      (116,779)       (66,944)
Other                                      (2,714)           189          4,798
                                      -----------    -----------    -----------
Gross investment income                   268,421        286,198        293,184
Less: Investment expenses                   3,144          3,706          5,510
                                      -----------    -----------    -----------
Net investment income                 $   265,277    $   282,492    $   287,674
                                      ===========    ===========    ===========

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments", excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001:

                                           DECEMBER 31, 2002             DECEMBER 31, 2001
                                      ---------------------------   ----------------------------
                                        CARRYING      ESTIMATED       CARRYING       ESTIMATED
                                         AMOUNT       FAIR VALUE       AMOUNT        FAIR VALUE
                                      ------------   ------------   ------------    ------------
Financial assets:
  Cash and cash equivalents           $    277,104   $    277,104   $    180,141    $    180,141
  Fixed maturities                       4,216,661      4,233,181      3,772,178       3,791,834
  Short-term investments                   171,627        171,627        103,296         103,296
  Mortgages                                778,962        894,608        915,730         977,857
  Derivatives                              125,197        125,197        (49,421)        (49,421)
  Policy loans                              39,317         39,317         42,686          42,686
  Other invested assets                     60,243         60,243         66,771          66,771

Financial liabilities:
  Guaranteed investment contracts     $  1,768,854   $  1,681,797   $  1,320,278    $  1,336,594
  Contractholder deposit funds           1,507,601      1,522,820      1,603,391       1,591,474
  Fixed annuity contracts                   71,517         70,977         88,400          86,031
  Interest sensitive life insurance        116,086        121,908        116,967         117,045
  Long-term debt                           645,000        688,647        565,000         596,218
  Partnership Capital Securities           607,826        616,520        607,826         619,656

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7.  REINSURANCE

INDIVIDUAL INSURANCE

The Company has agreements with SLOC and several unrelated companies which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.

The Company also acts as the reinsurer of risk under the lapse protection benefit under certain universal life contracts issued by SLOC. One hundred percent of such risk is retroceded to Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.

GROUP INSURANCE

SLNY has an agreement with SLOC whereby SLOC reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that SLOC will reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                               ---------------------------------------
                                                                  2002          2001          2000
                                                               -----------   -----------   -----------
Insurance premiums:
  Direct                                                       $    49,190   $    43,980   $    51,058
  Assumed                                                               --            --            --
  Ceded                                                              5,616         2,971         6,255
                                                               -----------   -----------   -----------
Net premiums                                                   $    43,574   $    41,009   $    44,803
                                                               ===========   ===========   ===========
Insurance and other individual policy benefits and Claims:
  Direct                                                       $   341,429   $   314,750   $   346,411
  Assumed                                                               --            --            --
  Ceded                                                              4,125         5,063         8,077
                                                               -----------   -----------   -----------
Net policy benefits and claims                                 $   337,304   $   309,687   $   338,334
                                                               ===========   ===========   ===========

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

8.  RETIREMENT PLANS

PENSION PLANS

Through December 31, 2001, the Company was a participant in a non-contributory defined benefit pension plan for employees sponsored by SLOC. Consistent with the transfer of all employees to Sun Life of Canada U.S. on January 1, 2002, the plan sponsorship for the employee and the agent pension plan was transferred to the Company. Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses.

The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully-funded. Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31 (in 000's):

                                                                  2002
                                                               -----------
Change in projected benefit obligation:
  Projected benefit obligation at beginning of year            $   149,595
  Service cost                                                       8,436
  Interest cost                                                     10,673
  Actuarial (gain)                                                  (8,075)
  Benefits paid                                                     (4,925)
  Plan amendments                                                    3,946
                                                               -----------
  Projected benefit obligation at end of year                  $   159,650
                                                               ===========
Change in fair value of plan assets:
  Fair value of plan assets at beginning of year               $   212,965
  Other                                                               (888)
  Actual return on plan assets                                     (27,682)
  Benefits paid                                                     (4,925)
  Transfer due to change in plan sponsor                                --
                                                               -----------
  Fair value of plan assets at end of year                     $   179,470
                                                               ===========
  Funded status                                                $    19,820
  Unrecognized net actuarial loss                                   38,632
  Unrecognized transition obligation                               (19,545)
  Unrecognized prior service cost                                    9,132
                                                               -----------
  Prepaid benefit cost                                         $    48,039
                                                               ===========

The Company's share of the projected benefit obligation for the years ended December 31, 2001 and 2000 was $140.6 million and $109.7 million, respectively.

The Company's share of the fair value of plan assets at December 31, 2001 and 2000 was $177.3 million and $163.2 million, respectively.

The Company's share of the prepaid benefit costs at December 31, 2001 and 2000 was $29.2 million and $26.8 million, respectively.

The following table sets forth the components of the net periodic pension cost for the year ended December 31 (in 000's)

                                                                  2002
                                                               -----------
Components of net periodic benefit cost:
  Service cost                                                 $     8,437
  Interest cost                                                     10,674
  Expected return on plan assets                                   (18,395)
  Amortization of transition obligation asset                       (3,051)
  Amortization of prior service cost                                   216
  Recognized net actuarial loss (gain)                                 120
                                                               -----------
  Net periodic benefit cost                                    $    (1,999)
                                                               ===========
  The Company's share of net periodic benefit cost             $     3,834
                                                               ===========

The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 6.75%, 7.00% and 7.50% for the years ended December 31, 2002, 2001 and 2000, respectively. The expected return on plan assets for 2002, 2001 and 2000 was 8.75% and the assumed rate of compensation increase was 4.0% for 2002, and 4.5% for 2001 and 2000. The Company's share of the net periodic benefit costs for the years ended December 31, 2001 and 2000 were $1.0 million and $0.81 million, respectively.

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible for at date of hire. Under the plan, the Company matches up to specified amounts, the employees' contributions to the plan. The amount of the 2002 employer contributions under plan sponsorship for the Company and its affiliates was $4.03 million. Amounts are allocated to affiliates based on employees' contributions. The Company's portion of the expense was $956,000, $462,000 and $354,000 for the years ended December 31, 2002, 2001, and 2000, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Consistent with the transfer of all employees to Sun Life of Canada U.S. on January 1, 2002, the plan sponsorship was transferred to the Company. Expenses are allocated to participating companies based on the number of participants.

Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2002 (in 000's):

Change in benefit obligation:
  Benefit obligation at beginning of year                      $    45,515
  Service cost                                                       1,195
  Interest cost                                                      2,488
  Actuarial (gain)                                                  (7,586)
  Benefits paid                                                     (2,202)
  Plan Amendments                                                   (3,429)
                                                               -----------
  Benefit obligation at end of year                            $    35,981
                                                               ===========
Change in fair value of plan assets:
  Fair value of plan assets at beginning of year               $        --
  Employer contributions                                             2,202
  Benefits paid                                                     (2,202)
                                                               -----------
  Fair value of plan assets at end of year                     $        --
                                                               ===========
  Funded Status                                                $   (35,981)
  Unrecognized net actuarial loss                                   12,477
  Unrecognized prior service cost                                   (3,138)
                                                               -----------
  Accrued benefit cost                                         $   (26,642)
                                                               ===========

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31 (in 000's):

                                                                  2002
                                                               -----------
Components of net periodic benefit cost
  Service cost                                                 $     1,195
  Interest cost                                                      2,488
  Amortization of prior service cost                                  (241)
  Recognized net actuarial loss                                        933
                                                               -----------
  Net periodic benefit cost                                    $     4,375
                                                               ===========
  The Company's share of net periodic benefit cost             $       380
                                                               ===========

The Company's share of the benefit obligation for the years ended December 31, 2001 and 2000 was $29.2 million and $17.1 million, respectively.

The Company's share of the accrued benefit cost at December 31, 2001 and 2000 was $13.4 million and $12.1 million, respectively.

The Company's share of the net periodic benefit costs for the years ended December 31, 2001 and 2000 was $256,000 and $219,000 respectively.

In order to measure the post-retirement benefit obligation at December 31, 2002, the Company assumed a 12.0% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 11% in 2003 and assumed to decrease gradually to 5.5% for 2013 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated post-retirement benefit obligation at December 31, 2002 by $4.3 million, and the aggregate of the service and interest cost components of net periodic post-retirement benefit expense for 2002 by $0.6 million. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated post-retirement benefit obligation at December 31, 2002 by $3.6 million, and the aggregate of the service and interest cost components of net periodic post-retirement benefit expense for 2002 by $0.5 million. The assumed weighted average discount rate used in determining the post-retirement benefit obligation was 6.75% for 2002, 7.00% for 2001 and 7.50% for 2000.

9.  FEDERAL INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 was as follows:

                                                                  2002            2001           2000
                                                               -----------    -----------    -----------
Federal income tax expense (benefit):
Current                                                        $   (74,702)   $   (81,820)   $    (8,536)
Deferred                                                            28,528         58,498        (53,145)
                                                               -----------    -----------    -----------
Total                                                          $   (46,174)   $   (23,322)   $   (61,681)
                                                               ===========    ===========    ===========

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                                                   2002           2001           2000
                                                               -----------    -----------    -----------
Expected federal income tax benefit                            $   (22,423)   $   (13,435)   $   (21,455)
  Low income housing credit                                         (6,138)        (6,138)        (5,805)
  Additional tax benefit                                           (16,700)        (4,200)       (35,897)
  Other                                                               (913)           451          1,476
                                                               -----------    -----------    -----------
Federal income tax benefit                                     $   (46,174)   $   (23,322)   $   (61,681)
                                                               ===========    ===========    ===========

The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2002 and 2001 were as follows:

                                                             2002          2001
                                                         -----------    -----------
Deferred tax assets:
  Actuarial liabilities                                  $    54,928    $    92,323
  Other                                                       18,462         38,870
                                                         -----------    -----------
  Total deferred tax assets                              $    73,390    $   131,193
Deferred tax liabilities:
  Deferred policy acquisition costs                         (104,199)      (181,647)
  Investments, net                                           (73,927)       (48,710)
                                                         -----------    -----------
Total deferred tax liabilities                           $  (178,126)   $  (230,357)
                                                         -----------    -----------
Net deferred tax liabilities                             $  (104,736)   $   (99,164)
                                                         ===========    ===========

The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1998 through 2000. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life and group disability products is summarized below:

                                                             2002           2001
                                                         -----------    -----------
Balance at January 1                                     $    23,615    $    20,574
Less reinsurance recoverable                                  (6,078)        (5,067)
                                                         -----------    -----------
Net balance at January 1                                      17,537         15,507
                                                         -----------    -----------
Incurred related to:
  Current year                                                12,062         11,354
  Prior years                                                 (1,946)          (786)
                                                         -----------    -----------
Total incurred                                                10,116         10,568
                                                         -----------    -----------
Paid losses related to:
  Current year                                                (6,660)        (5,446)
  Prior years                                                 (3,320)        (3,092)
                                                         -----------    -----------
Total paid                                                    (9,980)        (8,538)
                                                         -----------    -----------
Balance at December 31                                        24,294         23,615
Less reinsurance recoverable                                  (6,621)        (6,078)
Deconsolidation of SLNY                                      (17,673)            --
                                                         -----------    -----------
Net balance at December 31                               $        --    $    17,537
                                                         ===========    ===========

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed. As a result of the merger of SLNY and KBL, the liabilities of SLNY, including all of the group liabilities for Company, are no longer consolidated with the liabilities of the Company.

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the DAC:

                                                             2002           2001
                                                         -----------    -----------
Balance at January 1                                     $   765,716    $   761,988
  Acquisition costs deferred                                  95,244        137,879
  Amortized to expense during the year                      (243,927)      (120,733)
  Adjustment for unrealized investment gains (losses)
    during the year                                          (19,059)       (13,418)
  Deconsolidation of SLNY                                    (12,159)            --
                                                         -----------    -----------
Balance at December 31                                   $   585,815    $   765,716
                                                         ===========    ===========

During 2002, DAC amortization was increased as a result of actual results and revised estimates of future gross profits. The change in the market value of separate accounts assets (approximately $57.0 million) and revised cash flow assumptions (approximately $39.0 million) were the major items affecting the change in gross profit assumptions.

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering GICS to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

The Group Protection segment markets and administers group life, long-term disability and stop loss insurance to small and mid-size employers in the State of New York. As of December 31, 2002, as a result of the SLNY/KBL merger, the results of the Group Protection segment will no longer be consolidated with the Company.

The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments. Prior years segmented results have been restated to include the results of the Company's investment advisor subsidiary, SCA, with the Wealth Management segment instead of the Corporate segment:

                                                  YEAR ENDED DECEMBER 31, 2002
                          ------------------------------------------------------------------------------
                             WEALTH         INDIVIDUAL        GROUP
                           MANAGEMENT       PROTECTION      PROTECTION       CORPORATE        TOTALS
                          -------------    -------------   -------------   -------------   -------------
Total Revenues            $     584,408    $      62,030   $      20,181   $     131,332   $     797,951
Total Expenditures              696,458           61,445          15,630          88,485         862,018
                          -------------    -------------   -------------   -------------   -------------
Pretax Income (Loss)           (112,050)             585           4,551          42,847         (64,067)
                          -------------    -------------   -------------   -------------   -------------
Net Operating
  Income (Loss)                 (71,691)             464           3,195          48,874         (19,158)
                          =============    =============   =============   =============   =============
Total Assets              $  16,659,420    $   2,704,635   $          --   $     641,518   $  20,005,573
                          =============    =============   =============   =============   =============

                                                   YEAR ENDED DECEMBER 31, 2002
                          ------------------------------------------------------------------------------
                             WEALTH         INDIVIDUAL        GROUP
                           MANAGEMENT       PROTECTION      PROTECTION       CORPORATE        TOTALS
                          -------------    -------------   -------------   -------------   -------------
Total Revenues            $     500,992    $      32,345   $      19,407   $      78,562   $     631,306
Total Expenditures              530,671           28,383          15,930         101,637         676,621
                          -------------    -------------   -------------   -------------    ------------
Pretax Income (Loss)            (29,679)           3,962           3,477         (23,075)        (45,315)
                          -------------    -------------   -------------   -------------    ------------
Net Operating
  Income (Loss)                 (11,093)           3,443           2,641         (12,873)        (17,882)
                          =============    =============   =============   =============    ============
Total Assets              $  20,286,398    $   1,685,589   $      38,105   $     299,647   $  22,309,739
                          =============    =============   =============   =============    ============

                                                    YEAR ENDED DECEMBER 31, 2000
                          ------------------------------------------------------------------------------
                             WEALTH         INDIVIDUAL        GROUP
                           MANAGEMENT       PROTECTION      PROTECTION       CORPORATE        TOTALS
                          -------------    -------------    -------------   -------------  -------------
Total Revenues            $     536,630    $      44,206    $      17,194   $      12,403  $     610,433
Total Expenditures              558,375           44,477           15,350          53,515        671,717
                          -------------    -------------    -------------   -------------  -------------
Pretax Income (Loss)            (21,745)            (271)           1,844         (41,112)       (61,284)
                          -------------    -------------    -------------   -------------  -------------
Net Operating
  Income (Loss)                  (5,971)            (176)           1,199           7,442          2,494
                          =============    =============    =============   =============  =============
Total Assets              $  22,098,372    $   1,242,549    $      30,514   $     686,233  $  24,057,668
                          =============    =============    =============   =============  =============

13. REGULATORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and deferred income taxes are calculated differently. The statutory financials are not prepared on a consolidated basis.

The Company's statutory surplus and net income (loss) were as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------
                                                                   2002           2001           2000
                                                               -----------    -----------    -----------
Statutory surplus and capital                                  $   686,561    $   769,520    $   940,335
Statutory net loss                                             $  (131,012)   $  (137,139)   $      (236)

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Delaware. Effective January 1, 2001, the State of Delaware required that insurance companies domiciled in the State of Delaware prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Delaware Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), by $25.9 million as of January 1, 2001. This adjustment is due to $25.5 million of net deferred tax assets established as of January 1, 2001, offset by a decrease of $470,000 in the valuation of the Company's obligation for post-retirement benefits other than pensions on an NAIC basis as of January 1, 2001.

14. DIVIDEND RESTRICTIONS

The Company's and its insurance affiliate's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and SLNY. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. The Company did not pay any dividends in 2002 and paid $15.0 million and $10.0 million of dividends to its parent, SLC (U.S.) Holdings, during 2001, and 2000, respectively.

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the superintendent. No dividends were paid during 2002 or 2001. Dividends in the amount of $4.7 million were declared and paid during 2000 by the SLNY to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through reduction in future premium taxes in some states. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

LITIGATION

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition of the Company.

LINES OF CREDIT

The Company has syndicated two lines of credit each in the amount of $250 million. There are 15 banks in the syndicate of lenders. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October 2003, the other in October 2007. As of December 31, 2002, no amounts have been borrowed.

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2002, minimum future lease payments under such leases are as follows:

                  2003                       $    241
                  2004                            243
                  2005                            250
                  2006                            257
                  2007                            264
                  Thereafter                      202
                                             --------
                  Total                      $  1,457
                                             ========

Total rental expense for the years ended December 31, 2002, 2001 and 2000 was $7.6 million, $6.9 million and $5.0 million, respectively.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDER
OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
WELLESLEY, MASSACHUSETTS


We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 21, 2003

                                   APPENDIX A

                                THE FIXED ACCOUNT

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

     The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

     Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

     Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

     The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

     Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus).

     If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week

United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status.")

     The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

FIXED ACCUMULATION VALUE

(1)  CREDITING FIXED ACCUMULATION UNITS

     Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2)  FIXED ACCUMULATION UNIT VALUE

     The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

     At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

     The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3)  FIXED ACCUMULATION VALUE

     The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

     Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

     The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

     The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B

                        EXAMPLES OF CERTAIN CALCULATIONS

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:

     Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 - 63,778.99 - 10,634.77) DIVIDED BY
111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 X 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:

     Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 X 1.00323972 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:

     Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is
12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 x
14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX C

                       WITHDRAWALS AND WITHDRAWAL CHARGES

             WITHDRAWALS AND WITHDRAWAL CHARGES-COMPASS 2 CONTRACTS

     Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

     In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

          1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

          This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

          2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

          As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

          This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

     Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

          1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

          2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

             WITHDRAWALS AND WITHDRAWAL CHARGES--COMPASS 3 CONTRACTS

     This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

             1        2           3           4           5           6
            ---   ---------   ---------   ---------   ---------   ---------
             1    $   1,000   $   1,000   $       0           0%  $       0
             2        1,200       1,200           0           0           0
             3        1,400       1,280         120           3        3.60
             4        1,600           0       1,600           4       64.00
             5        1,800           0       1,800           4       72.00
             6        2,000           0       2,000           5      100.00
             7        2,000           0       2,000           5      100.00
             8        2,000           0       2,000           6      120.00
             9        2,000           0       2,000           6      120.00
                  ---------   ---------   ---------               ---------
                  $  15,000   $   3,480   $  11,520               $  579.60
                  =========   =========   =========               =========

EXPLANATION OF COLUMNS IN TABLE

   COLUMNS 1 AND 2:

     Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

   COLUMN 3:

     Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

          a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

          b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

   COLUMN 4:

     Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

   COLUMN 5:

     Represents the withdrawal charge percentages imposed on the amounts in Column 4.

   COLUMN 6:

     Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

     For example, the withdrawal charge imposed on Payment 8

             = Payment 8 Column 4 X Payment 8 Column 5
             = $2,000 X 6%
             = $120

FULL SURRENDER:

     The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Pay-ments in this example.

PARTIAL WITHDRAWAL:

     The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

     For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

                                   APPENDIX D

                      TRANSACTIONS IN SECURITIES OF REGULAR

                       BROKER-DEALERS AND THEIR AFFILIATES


     During the year ended December 31, 2003 each of the Money Market Variable Account ("MMVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Managed Sectors Variable Account ("MSVA") and Total Return Variable Account ("TRVA") purchased and retained securities of affiliates of their regular broker-dealers, as follows:



                                                               AMOUNT AS OF
ACCOUNT   PURCHASED AND RETAINED SECURITIES OF AFFILIATES    DECEMBER 31, 2003
-------------------------------------------------------------------------------
CAVA      American Express Co.                               $        3,754,223
          Citigroup, Inc.                                             6,591,538
          Goldman Sachs Group, Inc.                                   3,048,782
          Merrill Lynch & Co., Inc.                                  16,272,188

GSVA      Goldman Sachs Group, Inc.                                   3,865,000

MSVA      Bank of New York Co. Inc                                      526,608
          American Express Co.                                        1,196,104
          Citigroup, Inc.                                             1,461,054
          Goldman Sachs Group, Inc.                                     730,602
          Merrill Lynch &Co., Inc.                                    1,023,450

MMVA      Goldman Sachs Group, Inc.                                   3,775,000

TRVA      American Express Co.                                          443,716
          Bank of America Corp.                                       1,707,530
          Bear Stearns Securities, Inc.                                 376,220
          J.P. Morgan Chase, Inc.                                     1,376,844
          Citigroup, Inc.                                             3,979,600
          CS First Boston, Inc.                                         837,995
          General Electric Capital Corp.                                731,767
          Merrill Lynch & Co., Inc.                                   2,384,447
          Morgan Stanley Dean Witter & Co.                            1,606,917
          Lehman Brothers, Inc.                                         389,318
          Wachovia Corp.                                                274,834

                                   APPENDIX E

                   INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Set forth below is a description of investment techniques and practices which the Variable Account may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Variable Account will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Variable Account's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Variable Account's Prospectus do not apply to the Variable Account.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

     To the extent the Variable Account invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Variable Account's investment in debt securities with longer terms to maturity are subject to greater volatility than the Variable Account's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Variable Account may purchase the following types of asset-backed securities:

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Variable Account may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

     The Variable Account may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     CORPORATE ASSET-BACKED SECURITIES: The Variable Account may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Variable Account will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE PASS-THROUGH SECURITIES: The Variable Account may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Variable Account may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Variable Account may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Variable Account may also buy mortgage-related securities without insurance or guarantees.

     STRIPPED MORTGAGE-BACKED SECURITIES: The Variable Account may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Variable Account may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

     CORPORATE SECURITIES: The Variable Account may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

     LOANS AND OTHER DIRECT INDEBTEDNESS: The Variable Account may purchase loans and other direct indebtedness. In purchasing a loan, the Variable Account acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Variable Account more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

     These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Variable Account would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Variable Account would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Variable Account may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loans and the other direct indebtedness acquired by the Variable Account may involve revolving credit facilities or other standby financing commitments which obligate the Variable Account to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Variable Account to increase its investment in a company at a time when the Variable Account might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Variable Account is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

     The Variable Account's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Variable Account will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Variable Account may be required to rely upon another lending institution to collect and pass onto the Variable Account amounts payable with respect to the loan and to enforce the Variable Account's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Variable Account from receiving such amounts. In such cases, the Variable Account will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Variable Account's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Variable Account.

     LOWER RATED BONDS: The Variable Account may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix F for a description of bond ratings. No minimum rating standard is required by the Variable Account. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

     While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Variable Account's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Variable Account invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

     MUNICIPAL BONDS: The Variable Account may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Variable Account may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

     Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

     Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

     The Variable Account may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

     The Variable Account may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

     SPECULATIVE BONDS: The Variable Account may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix F for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     U.S. GOVERNMENT SECURITIES: The Variable Account may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

     U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     VARIABLE AND FLOATING RATE OBLIGATIONS: The Variable Account may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Variable Account on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Variable Account is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Variable Account through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Variable Account may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service,but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Variable Account will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Variable Account's distribution obligations.

EQUITY SECURITIES

     The Variable Account may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FOREIGN SECURITIES EXPOSURE

     The Variable Account may invest in various types of foreign securities, or securities which provide the Variable Account with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Variable Account may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Variable Account may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Variable Account's policy to invest a certain percentage of its assets in foreign securities, the investments of the Variable Account in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities

     ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Variable Account may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Variable Account may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Variable Account's custodian in five days. The Variable Account may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Variable Account may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Variable Account may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets.

Such investments entail significant risks as described below.

     - Company Debt--Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Variable Account's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Variable Account's assets should these conditions recur.

     - Default; Legal Recourse--The Variable Account may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Variable Account defaults, the Variable Account may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Variable Account's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     - Foreign Currencies--The securities in which the Variable Account invests may be denominated in foreign currencies and international currency units and the Variable Account may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Variable Account's asset value.

     Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Variable Account's portfolio securities are denominated may have a detrimental impact on the Variable Account's net asset value.

     - Inflation--Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     - Liquidity; Trading Volume; Regulatory Oversight--The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Variable Account's securities in such markets may not be readily available. The Variable Account may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Variable Account believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Variable Account's identification of such condition until the date of the SEC action, the Variable Account's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     - Sovereign Debt--Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Variable Account) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     - Withholding--Income from securities held by the Variable Account could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Variable Account makes its investments. The Variable Account's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Variable Account or to entities in which the Variable Account has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Variable Account may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Variable Account may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Variable Account may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Variable Account to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Variable Account to risk of loss if exchange rates move in a direction adverse to the Variable Account's position. Such losses could reduce any profits or increase any losses sustained by the Variable Account from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Variable Account's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS

     The Variable Account may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

     A Forward Contract to sell a currency may be entered into where the Variable Account seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Variable Account may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Variable Account intends to acquire.

     If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Variable Account may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Variable Account does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Variable Account's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

     The Variable Account will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Variable Account may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Variable Account may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

     The Variable Account will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Variable Account may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

     The use by the Variable Account of Forward Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS

     The Variable Account may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Variable Account may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

     Purchases or sales of stock index futures contracts are used to attempt to protect the Variable Account's current or intended stock investments from broad fluctuations in stock prices. For example, the Variable Account may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Variable Account's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Variable Account is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Variable Account intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Variable Account will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Variable Account's current or intended investments in fixed income securities. For example, if the Variable Account owned long-term bonds and interest rates were expected to increase, the Variable Account might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Variable Account's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Variable Account's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Variable Account from declining as much as it otherwise would have.

     Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Variable Account could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Variable Account's cash reserves could then be used to buy long-term bonds on the cash market. The Variable Account could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Variable Account to hedge its interest rate risk without having to sell its portfolio securities.

     The Variable Account may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Variable Account may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Variable Account could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Variable Account purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Variable Account will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The use by the Variable Account of Futures Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES

     The Variable Account may purchase securities with principal andor interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Variable Account may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Variable Account to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS

     The Variable Account may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Variable Account may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

     OPEN-END FUNDS. The Variable Account may invest in open-end investment companies.

     CLOSED-END FUNDS. The Variable Account may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Variable Account may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Variable Account would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Variable Account would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Variable Account would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Variable Account would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Variable Account would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS

     The Variable Account may engage in the types of transactions described below, which involve "leverage" because in each case the Variable Account receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Variable Account will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Variable Account's shares and distributions on the Variable Account's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Variable Account's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Variable Account. These transactions also increase the Variable Account's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Variable Account would diminish the investment performance of the Variable Account compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Variable Account may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Variable Account may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Variable Account foregoes principal and interest paid on the mortgage-backed securities. The Variable Account is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Variable Account may also be compensated by receipt of a commitment fee.

     If the income and capital gains from the Variable Account's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Variable Account compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Variable Account is required to purchase may decline below the agreed upon repurchase price of those securities. If the brokerdealer to whom the Variable Account sells securities becomes insolvent, the Variable Account's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Variable Account may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Variable Account will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Variable Account. The Variable Account will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS

     The Variable Account may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Variable Account may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Variable Account may purchase put options on the foreign currency. If the value of the currency does decline, the Variable Account will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Variable Account may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Variable Account deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Variable Account could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Variable Account may write options on foreign currencies for the same types of hedging purposes. For example, where the Variable Account anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Variable Account could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Variable Account to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Variable Account will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Variable Account would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Variable Account also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Variable Account also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Variable Account's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by the Variable Account on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Variable Account may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Variable Account, the Variable Account will be required to sell the underlying Futures Contract which, if the Variable Account has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Variable Account is exercised, the Variable Account will be required to purchase the underlying Futures Contract which, if the Variable Account has covered its obligation through the sale of such Contract, will close out its futures position.

     The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Variable Account will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Variable Account will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Variable Account intends to purchase. If a put or call option the Variable Account has written is exercised, the Variable Account will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Variable Account's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Variable Account may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Variable Account could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Variable

Account will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Variable Account could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Variable Account may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Variable Account may be covered in the manner set forth below.

     A call option written by the Variable Account is "covered" if the Variable Account owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Variable Account holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. A put option written by the Variable Account is "covered" if the Variable Account owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options written by the Variable Account may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Effecting a closing transaction in the case of a written call option will permit the Variable Account to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Variable Account to write another put option to the extent that the Variable Account owns liquid and unencumbered assets. Such transactions permit the Variable Account to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Variable Account, provided that another option on such security is not written. If the Variable Account desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Variable Account will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Variable Account is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Variable Account is more than the premium paid for the original purchase. Conversely, the Variable Account will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Variable Account is likely to be offset in whole or in part by appreciation of the underlying security owned by the Variable Account.

     The Variable Account may write options in connection with buy-and-write transactions; that is, the Variable Account may purchase a security and then write a call option against that security. The exercise price of the call option the Variable Account determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Variable Account's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Variable Account's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Variable Account's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Variable Account may elect to close the position or retain the option until it is exercised, at which time the Variable Account will be required to take delivery of the security at the exercise price; the Variable Account's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Variable Account in the same market environments that call options are used in equivalent buy- and-write transactions.

     The Variable Account may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Variable Account undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Variable Account will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Variable Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Variable Account assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Variable Account solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Variable Account may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Variable Account to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Variable Account will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Variable Account may also purchase call options to hedge against an increase in the price of securities that the Variable Account anticipates purchasing in the future. If such increase occurs, the call option will permit the Variable Account to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Variable Account upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Variable Account.

     OPTIONS ON STOCK INDICES: The Variable Account may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Variable Account may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Variable Account covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Variable Account will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Variable Account may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

     The Variable Account will receive a premium from writing a put or call option, which increases the Variable Account's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Variable Account has written a call option falls or remains the same, the Variable Account will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Variable Account will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Variable Account's stock investments. By writing a put option, the Variable Account assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Variable Account correlate with changes in the value of the index, writing covered put options on indices will increase the Variable Account's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Variable Account may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Variable Account will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Variable Account's investments does not decline as anticipated, or if the value of the option does not increase, the Variable Account's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Variable Account's security holdings.

     The purchase of call options on stock indices may be used by the Variable Account to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Variable Account holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Variable Account will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Variable Account is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Variable Account owns.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS:

     In certain instances, the Variable Account may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Variable Account is paid at termination, the Variable Account assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Variable Account purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Variable Account may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, the Variable Account may purchase or write such options for hedging purposes. For example, the Variable Account may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Variable Account may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Variable Account will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Variable Account will be "covered". A call (or put) option is covered if the Variable Account holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Variable Account's net liability under the two options. Therefore, the Variable

Account's liability for such a covered option is generally limited to the difference between the amount of the Variable Account's liability under the option written by the Variable Account less the value of the option held by the Variable Account. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS

     The Variable Account may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Variable Account purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Variable Account, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Variable Account together with the repurchase price on repurchase. In either case, the income to the Variable Account is unrelated to the interest rate on the Government securities.

     The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Variable Account will have the right to liquidate the securities. If at the time the Variable Account is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Variable Account's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Variable Account. The Variable Account has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Variable Account only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Variable Account has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES

     The Variable Account may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Variable Account's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Variable Account to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Variable Account's portfolio. Subject to the Variable Account's limitation on investments in illiquid investments, the Variable Account may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Variable Account might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

SHORT SALES

     The Variable Account may seek to hedge investments or realize additional gains through short sales. The Variable Account may make short sales, which are transactions in which the Variable Account sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Variable Account must borrow the security to make delivery to the buyer. The Variable Account then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Variable Account. Until the security is replaced, the Variable Account is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Variable Account also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Variable Account also will incur transaction costs in effecting short sales.

     The Variable Account will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Variable Account replaces the borrowed security. The Variable Account will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Variable Account may be required to pay in connection with a short sale.

     Whenever the Variable Account engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX

     The Variable Account may make short sales "against the box," i.e., when a security identical to one owned by the Variable Account is borrowed and sold short. If the Variable Account enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Variable Account will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS

     The Variable Account may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS

     The Variable Account may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Variable Account with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Variable Account's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Variable Account is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Variable Account's investment objective and policies.

     For example, the Variable Account may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Variable Account. In such an instance, the Variable Account would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Variable Account's portfolio, the Variable Account would receive payments under the swap that would offset, in whole or part, such diminution in value. The Variable Account may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Variable Account's exposure to each such currency. The Variable Account might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

     The Variable Account may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

     The Variable Account will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Variable Account enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Variable Account receiving or paying, as the case may be, only the net amount of the two payments), the Variable Account will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Variable Account's accrued obligations under the swap agreement over the accrued amount the Variable Account is entitled to receive under the agreement. If the Variable Account enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Variable Account's accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Variable Account would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Variable Account, the Variable Account must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, the Variable Account's risk of loss consists of the net amount of payments that the Variable Account is contractually entitled to receive. The Variable Account anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

     The uses by the Variable Account of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS

     The Variable Account may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS

     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Variable Account may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

WARRANTS

     The Variable Account may invest in warrants. Warrants are securities that give the Variable Account the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

"WHEN-ISSUED" SECURITIES

The Variable Account may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Variable Account at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Variable Account does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Variable Account will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE VARIABLE ACCOUNT'S PORTFOLIO: The Variable Account's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Variable Account's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Variable Account bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

     If the Variable Account purchases a put option on an index and the index decreases less than the value of the hedged securities, the Variable Account would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Variable Account has a position and the portfolio securities the Variable Account is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Variable Account enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Variable Account's portfolio or the intended acquisitions being hedged.

     The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

     The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

     Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Variable Account is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Variable Account in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Variable Account also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Variable Account covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Variable Account may not be fully covered. As a result, the Variable Account could be subject to risk of loss in the event of adverse market movements.

     The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Variable Account's portfolio. When the Variable Account writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Variable Account will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings or any increase in the cost of the instruments to be acquired.

     Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Variable Account will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Variable Account may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Variable Account's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Variable Account to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Variable Account may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Variable Account will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Variable Account may not fully protect it against risk of loss and, in any event, the Variable Account could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Variable Account may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Variable Account may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Variable Account will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Variable Account to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Variable Account to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

     With respect to the writing of straddles on securities, the Variable Account incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Variable Account with two simultaneous premiums on the same security, but involve additional risk, since the Variable Account may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Variable Account will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Variable Account, and the Variable Account could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Variable Account has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Variable Account's ability effectively to hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Variable Account enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Variable Account or decreases in the prices of securities or other assets the Variable

Account intends to acquire. Where the Variable Account enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Variable Account to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Variable Account enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Variable Account has effected the transaction. In that event, the Variable Account might not be able to recover amounts deposited as margin, or amounts owed to the Variable Account in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Variable Account could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Variable Account.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Variable Account assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Variable Account. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Variable Account makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Variable Account to respond to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike transactions entered into by the Variable Account in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Variable Account's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Variable Account. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Variable Account could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Variable Account's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Variable Account will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Variable Account's ability to enter into desired hedging transactions. The Variable Account will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Variable Account to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

                                   APPENDIX F
                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:   An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:   Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r:   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH IBCA, DUFF & PHELPS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:   High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:   Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, or to categorize below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'WITHDRAWN' A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                   APPENDIX G
             MFS FUNDS GENERAL DESCRIPTION OF PROXY VOTING POLICIES

     The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by MFS Investment Management ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

     The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS' fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

     MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the "Guidelines") that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

     MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS' corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

     Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

     MFS' policies include:

     A.   Voting Guidelines;

     B.   Administrative Procedures; and

     C.   Records Retention and Reports.

A.   VOTING GUIDELINES

     The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

     NON-SALARY COMPENSATION PROGRAMS

     MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to "buy" stock.

     MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

     "GOLDEN PARACHUTES"

     From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation.

     ANTI-TAKEOVER MEASURES

     In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

     REINCORPORATION AND REORGANIZATION PROPOSALS

     When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

     DILUTION

     There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

     CONFIDENTIAL VOTING

     MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

     INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

     While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

     BEST PRACTICES STANDARDS

     Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that - within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of the MFS Funds.

     FOREIGN ISSUERS - SHARE BLOCKING

     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

     SOCIAL ISSUES

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

     The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

          The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

          The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

          In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

     3.   GATHERING PROXIES

          MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.

     4.   ANALYZING PROXIES

          After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her


----------

(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

     recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

          As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

     5.   VOTING PROXIES

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

     6.  MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

C.   RECORDS RETENTION AND REPORTS

     MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     P.O. BOX 9133

                                     WELLESLEY HILLS, MASSACHUSETTS 02481

                                     GENERAL DISTRIBUTOR
                                     Clarendon Insurance Agency, Inc.
                                     One Sun Life Executive Park
                                     Wellesley Hills, Massachusetts 02181

                                     CUSTODIANS
                                     State Street Bank and Trust Company
                                     225 Franklin Street
                                     Boston, Massachusetts 02110

                                     JP Morgan Chase Bank
                                     One Chase Manhattan Plaza
                                     New York, NY 10081

                                     AUDITORS
                                     Deloitte & Touche LLP
                                     200 Berkeley Street
                                     Boston, Massachusetts 02116


COUS-13 5/04

                                     PART C

                                OTHER INFORMATION


ITEM 28.     FINANCIAL STATEMENTS AND EXHIBITS

                     (A) THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED IN THIS REGISTRATION STATEMENT:

                     INCLUDED IN PART A:


                     A. Condensed Financial Information - Accumulation Unit Values. [To be updated]


                     INCLUDED IN PART B:


                     A. Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.* [To be updated]


                             1.   Statement of Condition, December 31, 2002;
                             2. Statements of Operations, Year Ended December 31, 2002;
                             3. Statements of Changes in Net Assets, Years Ended December 31, 2001 and 2002;
                             4.   Notes to Financial Statements; and
                             5.   Independent Auditors' Report.


                     B. Financial Statements of Sun Life Assurance Company of Canada (U.S.): [To be updated]
                             1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2002 and 2001.
                             2. Statutory Statements of Operations, Years Ended December 31, 2002, 2001 and 2000.
                             3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2002, 2001 and 2000.
                             4. Statutory Statements of Cash Flow, Years Ended December 31, 2002, 2001 and 2000.
                             5.   Notes to Statutory Financial Statements.
                             6.   Independent Auditors' Report.

---------------------
* Incorporated herein by reference to the Registrants' Annual Report to contract owners for the year ended December 31, 2002, filed with the SEC on February 27, 2003.

             (B) THE FOLLOWING EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE UNLESS OTHERWISE
                     INDICATED:

                      1 Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) ("GSVA"), Global Governments Variable Account (formerly, Government Markets Variable Account) ("GGVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") (collectively, the "Registrants"). MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the "Previous Registrants."
                                    (1)

                      2      (a)    Amended and Restated Rules and Regulations
                                    of MMVA, dated May 31, 2001.  (8)

                             (b) Amended and Restated Rules and Regulations of HYVA, dated May 31, 2001. (8)

                             (c) Amended and Restated Rules and Regulations of CAVA, dated May 31, 2001. (8)

                             (d) Amended and Restated Rules and Regulations of GSVA, dated May 31, 2001. (8)

                             (e) Amended and Restated Rules and Regulations of GGVA, dated May 31, 2001. (8)

                             (f) Amended and Restated Rules and Regulations of TRVA, dated May 31, 2001. (8)

                             (g) Amended and Restated Rules and Regulations of MSVA, dated May 31, 2001. (8)


                             (h) Master Amended and Restated By-Laws of MMVA, HYVA, CAVA, GSVA, GGVA, TRVA and MSVA dated October 25, 2002, as revised January 21, 2004; filed herewith.


                      3      (a)    Custodian Agreement between Registrants and
                                    State Street Bank and Trust Company, dated
                                    July 2, 2001.  (6)

                             (b) Global Custody Agreement between Registrants and Chase Manhattan Bank, dated July 2, 2001. (6)

                             (c) Exhibit A, revised July 16, 2003, to the Master Custodian Contract and the Global Custody Agreement. (11)

                             (d) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (12)


                      4      (a)    Investment Management Agreements between
                                    Massachusetts Financial Services Company and
                                    the Previous Registrants.  (1)

                             (b) Investment Management Agreement between Massachusetts Financial Services Company and GMVA. (1)

                             (c) Investment Management Agreement between Massachusetts Financial Services Company and TRVA. (1)

                             (d) Investment Management Agreement between Massachusetts Financial Services Company and MSVA. (1)

                      5 Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998. (8)

                      6 Compass 3 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract. (1)

                      7 Form of Application used with the Compass 3 Variable Annuity Contract filed as Exhibit
                                    6.  (1)

                      8 Certificate of Incorporation and By-Laws of the Insurance Company. (1)

                      9             Not Applicable.

                     10             Not Applicable.

                     11      (a)    Service Agreement between Sun Life Assurance
                                    Company of Canada and the Insurance Company
                                    dated January 18, 1971.  (1)

                             (b) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (3)

                             (c) Exhibit A, as revised September 18, 2002, to the Amended and Restated Master Administrative Services Agreement. (9)

                     12      (a)    Consent and Opinion of Counsel, dated
                                    April 20, 2000, for each of Capital
                                    Appreciation Variable Account, Government
                                    Securities

                                    Variable Account, Global Governments
                                    Variable Account, High Yield Variable
                                    Account, Managed Sectors Variable
                                    Account, Money Market Variable Account and
                                    Total Return Variable Account. (5)


                             (b) Legal Opinion Consent dated February 23, 2004; filed herewith.

                     13             Consent of Deloitte & Touche LLP.  (7)


                     14             None.

                     15             Not Applicable.

                     16             Not Applicable.

                     17 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (4)


                     Powers of Attorney.  (2)
                     Power of Attorney, dated May 4, 2001.  (8)
                     Power of Attorney, dated August 1, 2002.  (10)
                     Power of Attorney, dated February 12, 2004; filed herewith.

---------------
(1) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 24 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on March 6, 1998.

(2) Incorporated by reference to Powers of Attorney filed as Exhibit to Registration Statement (File No. 2-79141)on Form S-6, (File No. 333-94359) filed January 10, 2000, and Power of Attorney of David D. Horn filed as
      Exhibit 15(b) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000.

(3) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 26 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 26, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 40 for MFS Series Trust IX (File Nos. 2-5049 and 811-2464) filed with the SEC via EDGAR on August 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 28, 2000.

(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.


(7) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 30, 2003.


(8) Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 30, 2002. (9) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002. (10) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on April 30, 2003.

(9) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.

(10) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on April 30 2003.


(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.

(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

ITEM 29.     DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

             NAME & PRINCIPAL                                 POSITIONS & OFFICES                    POSITIONS & OFFICES
             BUSINESS ADDRESS                               WITH INSURANCE COMPANY                      WITH REGISTRANTS
             ----------------                               ----------------------                   --------------------
             C. James Prieur                                Chairman and Director                          President
             150 King Street West
             Toronto, Ontario
             Canada M5H 1J9

             Robert C. Salipante                            President and Director                         None
             One Sun Life Executive Park
             Wellesley Hills, MA  02481

             James C. Baillie                               Director                                       None
             Torys
             Suite 300, Maritime Life Tower
             Toronto, Ontario
             Canada

             Paul W. Derksen                                Director                                       None
             150 King Street West
             Toronto, Ontario
             Canada M5H 1J9

             David D. Horn                                  Director                                       Member, Board of
             Lake Street                                                                                      Managers
             New Vineyard, ME  04956

             James A. McNulty, III                          Director                                       None
             One Sun Life Executive Park
             Wellesley Hills, MA  02481

             S. Caesar Raboy                                Director                                       None
             220 Boylston Street
             Boston, MA  02110

             David K. Stevenson                             Director                                       None
             359 Grove Street
             Needham, MA  02492

             Donald A. Stewart                              Chairman and Director                          None
             150 King Street West
             Toronto, Ontario
             Canada M5H 1J9


             NAME & PRINCIPAL                                 POSITIONS & OFFICES                    POSITIONS & OFFICES
             BUSINESS ADDRESS                               WITH INSURANCE COMPANY                      WITH REGISTRANTS
             ----------------                               ----------------------                   --------------------
             William W. Stinson                             Director                                       None
             1001 13th Avenue S.W.
             Calgary, Alberta
             Canada T2R 0L5

             Claude A. Accum                                Vice President & Chief Actuary                 None
             One Sun Life Executive Park
             Wellesley Hills, MA  02481

             James M.A. Anderson                            Vice President, Investments                    None
             One Sun Life Executive Park
             Wellesley Hills, MA  02481

             Nancy L. Conlin                                Vice President & Chief Counsel                 None
             One Sun Life Executive Park
             Wellesley Hills, MA  02481


             Gary Corsi                                     Vice President & Chief                         None
             One Sun Life Executive Park                      Financial Officer
             Wellesley Hills, MA  02481


             Mark W. DeTora                                 Vice President, Individual                     None
             One Sun Life Executive Park                      Insurance
             Wellesley Hills, MA  02481

             Ellen B. King                                  Assistant Vice President and                   None
             One Sun Life Executive Park                      Senior Counsel and
             Wellesley Hills, MA  02481                       Secretary

             Philip K. Polkinghorn                          Vice President, Annuities                      None
             112 Worcester Street
             Wellesley Hills, MA  02481

             James R. Smith                                 Vice President & Chief                         None
             One Sun Life Executive Park                      Information Officer
             Wellesley Hills, MA  02481

             Janet V. Whitehouse                            Vice President, Human                          None
             One Sun life Executive Park                      Resources & Administrative
             Wellesley Hills, MA   02481                      Services

ITEM 30.             PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                     INSURANCE COMPANY

                     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.


                     The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 14 to the Registration Statement on Form N-4, File 333-112506, filed February 5, 2004.

                     None of the companies listed in such Exhibit 14 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).


ITEM 31.             NUMBER OF CONTRACT OWNERS (AS OF FEBRUARY 13, 2004)



                                                 NUMBER OF
                                            CONTRACT OWNERS*
                             ----------------------------------------------
                             QUALIFIED                        NON-QUALIFIED
                             CONTRACTS                          CONTRACTS
                             ---------                        -------------
                               14,262                             4,269

----------------------
* Number of Compass 3 Contracts participating in the investment experience of the Variable Account.

ITEM 32.             INDEMNIFICATION

                     Pursuant to Section 145 of the Delaware Corporation Law,
Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.)

                     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 33.             BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                     MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund and MFS Japan Equity
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS SERIES TRUST X (which has 16 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS SERIES TRUST XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

                     MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has 9 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

                     In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

                     Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

                    The Directors of MFS are Robert J. Manning, William W. Scott, Martin E. Beaulieu, , Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robin A. Stelmach is a Senior Vice President and Chief Operating Officer; Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS and Joseph Lynch is the Assistant Treasurer of MFS.

                     MASSACHUSETTS INVESTORS TRUST
                     MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                     MFS GROWTH OPPORTUNITIES FUND
                     MFS GOVERNMENT SECURITIES FUND
                     MFS GOVERNMENT LIMITED MATURITY FUND
                     MFS SERIES TRUST I
                     MFS SERIES TRUST II
                     MFS SERIES TRUST III
                     MFS SERIES TRUST IV
                     MFS SERIES TRUST V
                     MFS SERIES TRUST VI
                     MFS SERIES TRUST VII
                     MFS SERIES TRUST VIII
                     MFS SERIES TRUST IX
                     MFS SERIES TRUST X
                     MFS SERIES TRUST XI
                     MFS MUNICIPAL SERIES TRUST
                     MFS VARIABLE INSURANCE TRUST
                     MFS INSTITUTIONAL TRUST
                     MFS MUNICIPAL INCOME TRUST
                     MFS MULTIMARKET INCOME TRUST
                     MFS GOVERNMENT MARKETS INCOME TRUST
                     MFS INTERMEDIATE INCOME TRUST
                     MFS CHARTER INCOME TRUST
                     MFS SPECIAL VALUE TRUST

                     J. Atwood Ives and Ward Smith are Co-Chairmen, Robert J. Manning is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

                     MFS/SUN LIFE SERIES TRUST

                     J. Kermit Birchfield is Chairman, Robert J. Manning is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

                     MONEY MARKET VARIABLE ACCOUNT
                     HIGH YIELD VARIABLE ACCOUNT
                     CAPITAL APPRECIATION VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                     TOTAL RETURN VARIABLE ACCOUNT
                     GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     MANAGED SECTORS VARIABLE ACCOUNT

                     J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                     MIL FUNDS
                     MFS MERIDIAN FUNDS

                     Jeffrey L. Shames is Chairman, Robert J. Manning is President and a Director, J. Kermit Birchfield is a Director, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                     VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a terminated series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

                     Robert J. Manning is Director and President, John D. Laupheimer is a Senior Vice President, Robert J. Whelan is the Treasurer, Thomas
B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                     MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios):
Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund,

MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                     Robert J. Manning is a Director, Peter Laird is a Director and President, Stephen E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas
B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira S. Krolick is Senior Vice President.

                     MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                     Robert J. Manning, Peter D. Laird and Stephen E. Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary. Robert R. Flaherty, Ellen M. Moynihan, Steven J. Wildes and James O. Yost are Vice Presidents.

                     MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

                     Robert J. Manning, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

                     MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD.
("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

                     Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert
J. Manning and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the

Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                     MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

                     Robert J. Manning is the Chairman, James V. Fitzgerald is the President, Martin E. Beaulieu is a Director, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President - Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

                     MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

                     Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations and Robert A. Steeves is Senior Vice President - Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer, Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

                     MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                     Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President - Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert
W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America and Karen C. Jordan and Terence M. Welch are Senior Vice Presidents.

                     MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                     Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Katharine Burridge is Senior Vice President
- Qualified Plans, Director of Qualified Plans, Matthew D. Gannon is Senior Vice President -Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

                     MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

                     Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director. Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

                     MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

                     Stephen E. Cavan, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer and Robert T. Burns is the Clerk. Mark Kaplan is Trust Officer.

                     MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

                     Robert J. Manning is Director, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                     MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

                     Robert J. Manning is Director, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                     MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

                     Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

                     SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

                     Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

                     MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

                     Robert J. Manning, Martin E. Beaulieu and Stephen E. Cavan are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

                     MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 125 High Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

                     Martin E. Beaulieu and James A. McNulty, III are the Directors, Thomas Seitz is President, Julia H. Holloway is Vice President and Chief Administrative Officer, Norton A. Goss, II is Vice President and Chief Compliance Officer, Davey S. Scoon is Vice President and Treasurer, Imants Saksons is Vice President, Jane F. Jette is Financial/Operations Principal, Nancy Atherton is Tax Officer, George E. Madden is Secretary and William T. Evers is Assistant Secretary.

                     In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                     Donald A. Stewart        Chief Executive Officer, Sun Life
                                                 Assurance Company of Canada,
                                                 Sun Life Centre, 150

                                                 King Street West, Toronto,
                                                 Ontario, Canada (Mr. Stewart is
                                                 also an officer and/or Director
                                                 of various subsidiaries and
                                                 affiliates of Sun Life)

                     C. James Prieur          President and a Director, Sun Life
                                                 Assurance Company of Canada,
                                                 Sun Life Centre, 150 King
                                                 Street West, Toronto, Ontario,
                                                 Canada (Mr. Prieur is also an
                                                 officer and/or Director of
                                                 various subsidiaries and
                                                 affiliates of Sun Life)

                     William W. Stinson       Non-Executive Chairman, Sun Life
                                                 Financial and Sun Life
                                                 Assurance Company of Canada,
                                                 Sun Life Centre, 150 King
                                                 Street West, Toronto, Ontario,
                                                 Canada; Chairman, Westshore
                                                 Terminals Income Fund,
                                                 Vancouver, British Columbia;
                                                 Director, Grant Forest Products
                                                 Inc., Ontario, Canada and
                                                 Trustee, Fording Canadian
                                                 Coal Trust, Calgary, Alberta

                     James C. Baillie         Counsel, Torys, Ontario, Canada;
                                                 Chair, Independent Electricity
                                                 Market Operator, Ontario,
                                                 Canada; Chair, Corel
                                                 Corporation, Ontario, Canada;
                                                 Director, Sun Life Financial,
                                                 Ontario Canada; Director, FPI
                                                 Ltd., Newfoundland, Canada


ITEM 34.             PRINCIPAL UNDERWRITERS

                     (a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, F, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account, and Managed Sectors Variable Account.


                     NAME AND PRINCIPAL       POSITIONS AND OFFICES
                      BUSINESS ADDRESS*         WITH UNDERWRITER
                     ------------------       ---------------------

                     Imants Saksons           President
                     Gary Corsi               Director
                     James M. A. Anderson     Director
                     Philip K. Polkinghorn    Director
                     Ellen B. King            Clerk
                     George E. Madden         Vice President & Chief
                                                Compliance Officer
                     Michael L. Gentile       Vice President
                     John E. Coleman          Vice President


                     NAME AND PRINCIPAL       POSITIONS AND OFFICES
                      BUSINESS ADDRESS*         WITH UNDERWRITER
                     ------------------       ---------------------
                     Nancy C. Atherton        Assistant Vice President &
                                                Tax Officer
                     Jane F. Jette            Financial/Operations Principal
                                                and Treasurer

-----------------

* The principal business address of all directors and officers of the principal underwriter, except Mr. Polkinghorn, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Mr. Polkinghorn is 112 Worcester Street, Wellesley Hills, MA 02481.


                     (b)      Inapplicable.

                     (c)      Inapplicable.

ITEM 35.             LOCATION OF ACCOUNTS AND RECORDS

                     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, or at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171.

ITEM 36.             MANAGEMENT SERVICES

                     Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

ITEM 37.             UNDERTAKINGS

                     The Registrant hereby undertakes:

                     (a) To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

                     (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

                     (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-3 promptly upon written or oral request;

                     (d) Representation with respect to Section 26(e) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

           In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. 1P-6-88, dated November 28, 1988, from the staff of the SEC to the American Council of Life Insurance, the requirements of which we have complied with.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of February, 2004.

                                     MONEY MARKET VARIABLE ACCOUNT
                                     HIGH YIELD VARIABLE ACCOUNT
                                     CAPITAL APPRECIATION VARIABLE ACCOUNT
                                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                     GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                     TOTAL RETURN VARIABLE ACCOUNT
                                     MANAGED SECTORS VARIABLE ACCOUNT
                                                           (REGISTRANTS)


                                     By:         ROBERT J. MANNING*
                                                 -------------------------------
                                     Name:       Robert J. Manning
                                     Title:      President

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2004.

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



                                     ROBERT C. SALIPANTE
                                     -------------------
                                     Robert C. Salipante
                                     President

       As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2004.

               SIGNATURE                       TITLE
               ---------                       -----

SIGNATURE                              TITLE
---------                              -----

J. KERMIT BIRCHFIELD*                  Chairman
--------------------------------
J. Kermit Birchfield


ROBERT J. MANNING*                     President (Principal Executive Officer)
--------------------------------
Robert J. Manning


RICHARD M. HISEY*                      Principal Financial Officer and
--------------------------------          Principal Accounting Officer
Richard M. Hisey


ROBERT C. BISHOP*                      Member of the Boards of Managers
--------------------------------
Robert C. Bishop


FREDERICK H. DULLES*                   Member of the Boards of Managers
--------------------------------
Frederick H. Dulles


DAVID D. HORN*                         Member of the Boards of Managers
--------------------------------
David D. Horn


DERWYN F. PHILLIPS*                    Member of the Boards of Managers
--------------------------------
Derwyn F. Phillips


C. JAMES PRIEUR*                       Member of the Boards of Managers
--------------------------------
C. James Prieur


RONALD G. STEINHART*                   Member of the Boards of Managers
--------------------------------
Ronald G. Steinhart

HAVILAND WRIGHT*                       Member of the Boards of Managers
--------------------------------
Haviland Wright



                                       *By:         JAMES R. BORDEWICK, JR.
                                                    ----------------------------
                                       Name:        James R. Bordewick, Jr.
                                                       as Attorney-in-fact

                                       Executed by James R. Bordewick, Jr. on
                                       behalf of those indicated pursuant to a
                                       Power of Attorney, dated May 4, 2001
                                       incorporated by reference to
                                       Registrant's Post-Effective Amendment
                                       No. 18 filed with the SEC via EDGAR on
                                       April 30, 2002, a Power of Attorney,
                                       dated August 1, 2002, incorporated by
                                       reference to MFS/Sun Life Series Trust
                                       (File Nos. 2-83616 and 811-3732)
                                       Post-Effective Amendment No. 32 filed
                                       with the SEC via EDGAR on April 30, 2003 and a Power of Attorney, dated February 12, 2004; filed herewith.

      As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE                                       TITLE
---------                                       -----

ROBERT C. SALIPANTE                     President and Director (Principal
--------------------------------           Executive Officer)
Robert C. Salipante


GARY CORSI                              Vice President, & Chief Financial
--------------------------------           Officer (Principal Financial and
Gary Corsi                                 Accounting Officer)

EDWARD M. SHEA*                         Attorney-in-Fact for:
--------------------------------
Edward M. Shea                          Donald A. Stewart, Chairman and Director
                                        C. James Prieur, Vice Chairman and
                                           Director
                                        James C. Baillie, Director
                                        Paul W. Derksen, Director
                                        David D. Horn, Director
                                        James A. McNulty, III, Director
                                        S. Caesar Raboy, Director
                                        David K. Stevenson, Director
                                        William W. Stinson, Director

*Edward M. Shea has signed this document on the date indicated on behalf of the above Directors pursuant to powers of attorney duly executed by such persons and incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506), filed with the SEC on or about February 5, 2004.

                                POWER OF ATTORNEY

           The undersigned, being the President and Principal Executive Officer of each company listed on Exhibit A hereto (each a "Registrant"), hereby severally constitute and appoint Robert C. Pozen, Jeffrey L. Shames, Stephen E. Cavan, Richard M. Hisey and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 2004.



ROBERT J. MANNING                    Principal Executive Officer
--------------------------------
Robert J. Manning

                                    EXHIBIT A

                          Massachusetts Investors Trust
                    Massachusetts Investors Growth Stock Fund
                          MFS Growth Opportunities Fund
                         MFS Government Securities Fund
                      MFS Government Limited Maturity Fund
                               MFS Series Trust I
                               MFS Series Trust II
                              MFS Series Trust III
                               MFS Series Trust IV
                               MFS Series Trust V
                               MFS Series Trust VI
                              MFS Series Trust VII
                              MFS Series Trust VIII
                               MFS Series Trust IX
                               MFS Series Trust X
                               MFS Series Trust XI
                           MFS Municipal Income Trust
                          MFS Variable Insurance Trust
                             MFS Institutional Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Series Trust
                       MFS Government Markets Income Trust
                          MFS Intermediate Income Trust
                            MFS Charter Income Trust
                             MFS Special Value Trust
                            MFS/Sun Life Series Trust
                      Capital Appreciation Variable Account
                       Global Governments Variable Account
                     Government Securities Variable Account
                           High Yield Variable Account
                        Managed Sectors Variable Account
                          Money Market Variable Account
                          Total Return Variable Account

                                INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION OF EXHIBIT                     PAGE NO.
-----------              ----------------------                     --------
   2   (h)    Master Amended and Restated By-Laws of
              MMVA, HYVA, CAVA, GSVA, GGVA, TRVA &
              MSVA, dated October 25, 2002, as revised
              January 21, 2004.

  12   (b)    Legal Opinion Consent dated February 23,
              2004.